SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           Blount International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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

                                     BLOUNT

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held April 17, 2000

                             -----------------------

TO THE STOCKHOLDERS OF BLOUNT INTERNATIONAL, INC.:

      The Annual Meeting of Stockholders of Blount International, Inc. will be held at 11:00 A.M., E.D.T., on Monday, April 17, 2000, in the Auditorium at The Sheraton Imperial Hotel and Convention Center, 4700 Emperor Boulevard, [Interstate 40/Exit 282 (Page Road)], Durham, NC 27703 for the following purposes:

      1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been elected and qualified;

      2. To consider and act upon a proposal to approve the Blount International, Inc. Executive Management Annual Incentive Plan;

      3. To consider and act upon a proposal to approve the Blount International, Inc. 1999 Stock Incentive Plan;

      4. To consider and act upon a proposal to approve the Blount International, Inc. 2000 Stock Incentive Plan;

      5. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Corporation for the year ending December 31, 2000; and

      6. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on Thursday, February 17, 2000, as the record date for determining the stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING; HOWEVER, TO FACILITATE OUR PLANNING, WE RESPECTFULLY REQUEST THAT YOU RETURN THE ACCOMPANYING "RSVP" CARD IN THE ENVELOPE MARKED "RSVP" IF YOU PLAN TO ATTEND THE MEETING. IN EITHER EVENT, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE MARKED "PROXY."

                                          By Order of the Board of Directors,


                                          /s/Richard H. Irving, III

                                          RICHARD H. IRVING, III
                                          Senior Vice President, General Counsel
                                            and Secretary

4520 Executive Park Drive
Montgomery, Alabama 36116-1602
March 17, 2000

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

                           BLOUNT INTERNATIONAL, INC.
                            4520 Executive Park Drive
                         Montgomery, Alabama 36116-1602
                                 (334) 244-4000

                       -----------------------------------

                                 PROXY STATEMENT
                                     for the
                         ANNUAL MEETING OF STOCKHOLDERS
                                   to be held
                                 April 17, 2000

                       -----------------------------------

      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board") of Blount International, Inc., a Delaware corporation, (the "Corporation") of your proxy for use at the Annual Meeting of Stockholders to be held on April 17, 2000, or at any adjournment thereof (the "Meeting"). It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to stockholders on or about March 17, 2000.

      Shares represented by each properly signed proxy on the accompanying form received by the Corporation in time to permit its use at the Meeting or any adjournment thereof will be voted at the Meeting, but you may revoke your proxy at any time prior to the actual voting thereof by giving notice in writing to the Secretary of the Corporation or by voting a subsequently dated proxy. If a proxy is signed but no specification is made on the proxy, the shares represented by the proxy will be voted as recommended by the Board. If a specification is made, the shares will be voted in accordance with the specification. The presence of a stockholder at the Meeting does not revoke his or her proxy; however, at the Meeting, there will be an opportunity for a stockholder in attendance to revoke his or her proxy and vote in person if he or she so requests.

      Note that, except where expressly stated otherwise, the information provided in this Proxy Statement constitutes the aggregation of such information as it related to Blount, Inc. prior to November 4, 1995 and to Blount International, Inc. after November 3, 1995. As of the close of business on November 3, 1995, as a result of a reorganization, Blount, Inc. merged with a wholly-owned subsidiary of Blount International, Inc. and became a wholly-owned subsidiary of Blount International, Inc. The stock of Blount, Inc. prior to the reorganization had been traded on the American Stock Exchange. The stock of Blount International, Inc. has been traded on the New York Stock Exchange, Inc. since the reorganization.

      Please also note that, as the result of a merger and recapitalization, which involved the Corporation and a subsidiary of Lehman Brothers Merchant Banking Partners II, L.P. and was completed on August 19, 1999, the Corporation issued cash and shares in a single class of common stock in exchange for the delivery and cancellation of its former Class A and Class B common shares. Throughout this document this transaction is referred to as the Merger and Recapitalization.

                                VOTING SECURITIES

Record Date and Vote Required

      The Board has fixed the close of business on Thursday, February 17, 2000, as the record date for determining stockholders entitled to notice of and to vote at the Meeting. Holders of shares of the Corporation's single class of common stock as of the record date are entitled to vote at the Meeting. As of such date, the Corporation had issued and outstanding 30,795,882 shares. There are no cumulative voting or preemptive rights.

      The holders of common stock are entitled to one vote per share to elect the directors and are entitled to one vote per share with respect to any other matter properly presented at the Meeting.

      Directors are elected by the affirmative vote of a majority of the shares cast in the election. Similarly, the affirmative vote of a majority of the shares cast in the election is required to approve any other proposal properly presented at the Meeting.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth as of February 17, 2000, to the best knowledge of the Corporation, information as to (a) beneficial ownership of more than 5% of the common stock of the Corporation by certain persons (other than director nominees); and (b) beneficial ownership of common stock of the Corporation by (i) each director nominee, (ii) each executive officer named in the Summary Compensation Table other than director nominees, and (iii) all director nominees and executive officers of the Corporation as a group. Except as otherwise indicated, all beneficial ownership stated in the table represents sole voting and investment power.

                                                      Shares         Percent
               Name and Address of                  Beneficially     of Total
                Beneficial Owners                      Owned          Shares
        -----------------------------------         -----------      --------
(a)     Holders of more than 5% of common
        stock (other than director nominees
        and executive officers named in the
        Summary Compensation Table)
        -----------------------------------

        Lehman Brothers Holdings Inc.                26,262,111        85.3%
        3 World Financial Center
        200 Vesey Street
        New York, NY 10285

(b)(i)  Director Nominees
        -----------------------------------

        Eliot M. Fried                               26,267,111(1)     85.3%(1)
        E. Daniel James                              26,262,111(1)     85.3%(1)
        Harold E. Layman                                153,977            *
        Alan L. Magdovitz                            26,262,111(1)     85.3%(1)
        John M. Panettiere                              390,231         1.3%

(ii)    Executive Officers named in
        the Summary Compensation Table
        (other than Director nominees)
        -----------------------------------

        Gerald W. Bersett                                 4,275            *
        James S. Osterman                                44,130            *
        Richard H. Irving, III                           54,689            *

(iii)   All director nominees and                    27,006,805(2)     87.7%(2)
        executive officers as a group
        (11 persons)
        -----------------------------------

(*)   Less than 1.0% of total shares.
(1) Messrs. Fried, James and Magdovitz are affiliates of Lehman Brothers Holdings Inc. and may be deemed to share beneficial ownership of the shares of common stock shown as beneficially owned by Lehman Brothers Holdings Inc. Such individuals disclaim beneficial ownership of all such shares, except that Mr. Fried acknowledges ownership of 5,000 shares held by him personally.
(2) See Footnote (1) with respect to 26,262,111 shares which may be attributable to each of Messrs. Fried, James and Magdovitz and which have been included in the total. Messrs. Fried, James and Magdovitz disclaim any beneficial ownership with respect to these shares.

                             ELECTION OF DIRECTORS
                                   PROPOSAL 1

Directors

      The By-laws of the Corporation, which may be amended by the Board, presently provide that the number of directors that shall constitute the whole Board shall be fixed from time to time by a vote of a majority of the whole Board. The Board has set the exact number at 5 effective August 19, 1999.

      The Board intends to nominate and, unless contrary instructions are specified, to vote all proxies received by the Board FOR the election of the persons named below as directors of the Corporation.

      Each director to be elected shall hold office until the next Annual Meeting of Stockholders of the Corporation or until his successor is elected and qualified or until his earlier resignation or removal. Should any nominee fail to accept election, it is expected that the Board will cast all proxies received by it, as appropriate, in favor of the election of such other person for the office of director as the Board may recommend. The Board has no reason to believe that any of the persons named below will fail to accept election as a director.

Biographical Information

      The following biographical information is furnished with respect to each nominee for election as director at the Meeting:

ELIOT M. FRIED, Age 67.

Director since August 1999; Chairman of both the Compensation and Audit Committees.

Retired in February 2000 as Managing Director of Lehman Brothers, Inc., New York, New York. Mr. Fried had been a member of the Lehman Brothers' Investment Committee for nine years and was also a member of Lehman Brothers' Commitment Committee and Fairness Opinion Committee. Mr. Fried joined Shearson, Hayden, Stone, a predecessor firm, in 1976 and became a Managing Director in 1982.

Mr. Fried is currently a Director of Axsys Technologies, Inc., Englewood, New Jersey, and Grant Prideco, Inc., The Woodlands, Texas.

E. DANIEL JAMES, Age 35.

Director since August 1999; Member of the Executive, Compensation and Audit Committees.

Senior Vice President in the Merchant Banking Group at Lehman Brothers, Inc., New York, New York. Mr. James has been with Lehman Brothers, Inc. since June 1988. Since 1996, Mr. James has worked in Lehman Brothers' Merchant Banking Group. Prior to joining the Merchant Banking Group, Mr. James served in the Mergers and Acquisitions Group from 1990 and the Financial Institutions Group from 1988.

HAROLD E. LAYMAN, Age 53.

Director since August 1999.

Harold E. Layman was elected President and Chief Operating Officer of the Corporation in February 2000, Executive Vice President-Finance Operations and Chief Financial Officer of the Corporation in February 1997 and Senior Vice President and Chief Financial Officer of the Corporation in January 1993. Prior to January 1993, he served as Senior Vice President Finance and Administration and was a member of the Executive Committee of VME Group, N.V., The Netherlands, a manufacturer of automotive components and industrial equipment, from September 1988.

ALAN L. MAGDOVITZ, Age 43.

Director since August 1999; Member of the Executive, Compensation and Audit Committees.

Managing Director of Lehman Brothers, Inc. and a Principal of Lehman Brothers Merchant Banking Partners since December 1996. Prior to joining Lehman Brothers in December 1996, Mr. Magdovitz served as a Principal of Seaport Capital, Inc., a firm formed in 1992 to manage two private equity partnerships on behalf of Prudential Securities. From 1987 to 1992, he served as a Managing Director of Prudential Bache Interfunding, a leveraged buyout firm that invested $1.4 billion in debt and equity securities across 14 transactions.

JOHN M. PANETTIERE, Age 62.

Director since May 1992; Chairman of the Executive Committee.

Chairman and Chief Executive Officer of the Corporation since February 2000; Chairman, President and Chief Executive Officer from August 1999 to February 2000; President and Chief Executive Officer from June 1993 to August 1999; President and Chief Operating Officer from May 1992 to June 1993; formerly Chairman, President and Chief Executive Officer from January 1990 to May 1992, President and Chief Executive Officer from January 1988, Senior Executive Vice President and Chief Operating Officer from August 1986 of Grove Worldwide Company, Shady Grove, Pennsylvania, a manufacturer of mobile hydraulic cranes and aerial work platforms.

Mr. Panettiere is also a director of Altec Industries, Inc., Birmingham, Alabama, and the Montgomery Area Chamber of Commerce; a member of the Committee of 100 of Montgomery, Alabama; a Trustee of Westminster College, Fulton, Missouri; and a Churchill Fellow. He is a Life Honorary Director and Past Chairman of the Construction Industry Manufacturers Association, Milwaukee, Wisconsin.

The Board and its Committees

      The property, affairs and business of the Corporation are managed under the direction of the Board. The Board has standing Executive, Audit and Compensation Committees, the principal functions of each of which are described below. The Corporation does not have a Nominating Committee. During the year ended December 31, 1999, the Board held 5 regular meetings, held 1 special meeting, and took action 6 times by written consent in lieu of a meeting. Average attendance by directors at Board and Committee meetings was 98.7%.

      Executive Committee -- The Executive Committee consists of 3 members, 2 of whom are non-employee directors. The Chairman of the Board of the Corporation is Chairman of the Committee. The Committee may exercise all of the authority and powers of the Board to the extent permitted by law during the intervals between Board meetings. The Committee held 1 regular meeting, held 6 telephone meetings, and took action 4 times by written consent in lieu of a meeting during 1999. The present members of the Committee are John M. Panettiere, Alan L. Magdovitz, and
E. Daniel James.

      Audit Committee -- The Audit Committee currently consists of 3 members, all of whom are non-employee directors. The functions of the Committee include
(i) recommending annually to the Board the appointment of the Corporation's independent auditors, (ii) reviewing the professional services, proposed fees and independence of such auditors, (iii) reviewing the annual audit plans of such auditors, (iv) reviewing the annual audit plans of the outside auditors serving as an internal audit staff by means of an outsourcing agreement, (v) monitoring the activities of the independent auditors and such outside audit staff serving as internal auditors, and (vi) reporting on such activities to the Board. The Committee held 1 regular meeting during 1999. The present members of the Committee are Eliot M. Fried, Alan L. Magdovitz, and E. Daniel James.

      Compensation Committee -- The Compensation Committee consists of 3 members, all of whom are non-employee directors. The functions of the Committee include (i) approving compensation philosophy and guidelines for the Corporation's executive and managerial employees, (ii) establishing a total compensation range for the Chairman of the Board and Chief Executive Officer and appraising the performance of said officer on a timely basis, (iii) approving salaries and changes in salaries of officers of the Corporation and presidents of its operating segments and such other executives as the Committee may deem appropriate, (iv) approving the participants, annual financial or other targets, and amounts to be paid under the Corporation's Target Incentive Plans, (v) reviewing and recommending to the Board any new executive incentive or stock option plans, or additions to or revisions in existing plans, and approving any awards or options granted under any such plan, (vi) reviewing from time to time the Corporation's management resources and executive personnel planning, development and selection processes, and (vii) reporting on all such activities to the Board. The Committee held 1 regular meeting during 1999. The present members of the Committee are Eliot M. Fried, Alan L. Magdovitz, and E. Daniel James.

Compensation of Directors

      Since August 1999 at the time of the Merger and Recapitalization, neither non-employee directors nor those who are employees of the Corporation receive any compensation for their services as directors. Employee directors, of course, receive compensation in their respective capacities as employees of the Corporation, and all directors receive reimbursement of travel and lodging expenses incurred in connection with their attendance at Board functions.

      In January 1983, the Board approved a Directors' Fee Deferral Plan under which directors could defer receipt of their applicable directors' fees until their retirement or other termination of status as a director. Deferred amounts bore interest, adjusted quarterly, based on the prime rate set by a New York bank. Such accumulated fees, together with the interest accrued thereon, were payable in cash to a director or his or her estate in accordance with the option selected by the director at the time he or she elected to participate in this plan. The Directors' Fee Deferral Plan was unfunded and amounts due the participants covered thereby were general obligations of the

Corporation. Three former directors chose to defer their director's fees. Under the option selected by each, the Corporation had the opportunity in the first quarter of the year following their resignation to pay out all amounts vested in the Plan, including accrued interest. As a result, Mr. Haley Barbour and Dr. Andrew A. Sorenson were paid $67,998.38 and $90,686.24, respectively, in February 2000. Under an alternative arrangement reached in January 1998 following his resignation, another former director, Dr. Joab Thomas, received $215,000 in January 2000 as his third installment, and will receive approximately the same amount in January 2001 and a like amount plus accrued interest in January 2002. There remain no other former or current directors in the Plan, and, subject to the additional installments to Dr. Thomas, the Plan has been terminated effective at the end of February 2000.

      In May 1991 the Board approved, and in April 1994 amended, the Advisory Directors' Recognition Plan. Each member of the Board who had served as a director for at least 5 consecutive years, who had not been an employee vested in any employee benefits sponsored by the Corporation during his or her service on the Board and who either (a) was serving upon attainment of age 72 or (b) had become permanently and totally disabled at any time prior to age 72 became an advisory director. No advisory director and no other director, except the co-founders of the Corporation, were eligible to stand for re-election to the Board after reaching age 72. Under this plan, a director who was or became eligible for advisory director status after July 1, 1991, was, at the end of his or her then current term, paid a quarterly benefit for life equal to the quarterly cash retainer, exclusive of committee chairman fees, then being paid to that director. A director who had been an employee vested in employee benefits sponsored by the Corporation was eligible to become an advisory director, but was not to be entitled to the retainer paid to advisory directors. When their views on a matter are sought, advisory directors are expected to consult with management or directors of the Corporation. The status of advisory director may be terminated upon request by the advisory director or by the Board if it determines that an advisory director has become a director, officer, employee or consultant of or to another company that competes with the Corporation or any of its subsidiaries. The Advisory Directors' Recognition Plan did not apply to Winton M. Blount, a co-founder of the Corporation. It also did not apply to W. Houston Blount, a co-founder of the Corporation, until he ceased to be a member of the Board of Directors regardless of his age at such time. As a result of the Merger and Recapitalization, Mr. W. Houston Blount resigned as a director effective August 19, 1999 at the age of 77, and thereupon became an advisory director. The Advisory Directors' Recognition Plan is unfunded and amounts due the participants covered thereby are general obligations of the Corporation. There are presently 4 participants under this plan.

Compensation Committee Interlocks and Insider Participation

      The following members of the Board served as members of the Compensation Committee during 1999:

            Samuel R. Blount, Chairman of the Board of MeadowCraft, Inc., until his resignation from the Board effective August 19, 1999 at the time of the Merger and Recapitalization.

            W. Houston Blount, Chairman of the Board Emeritus of Vulcan Materials Company, until his resignation from the Board effective August 19, 1999 at the time of the Merger and Recapitalization.

            R. Eugene Cartledge, former Chairman of Savannah Foods, Savannah, Georgia and retired Chairman and Chief Executive Officer of Union Camp Corporation, until his resignation from the Board effective August 19, 1999 at the time of the Merger and Recapitalization.

            H. Corbin Day, Limited Partner of Goldman, Sachs & Co. and Chairman of Jemison Investment Co., Inc., until his resignation from the Board effective August 19, 1999 at the time of the Merger and Recapitalization.

            Arthur P. Ronan, former President of the Automotive Operations of Rockwell International Corporation, until his resignation from the Board effective August 19, 1999 at the time of the Merger and Recapitalization.

            Eliot M. Fried, retired Managing Director of Lehman Brothers, Inc., elected to the Board effective August 19, 1999 at the time of the Corporation's Merger and Recapitalization.

            E. Daniel James, Senior Vice President of Lehman Brothers, Inc., elected to the Board effective August 19, 1999 at the time of the Corporation's Merger and Recapitalization.

            Alan L. Magdovitz, Managing Director of Lehman Brothers, Inc., elected to the Board effective August 19, 1999 at the time of the Corporation's Merger and Recapitalization.

      There were no relationships with respect to Compensation Committee interlocks and insider participation in compensation decisions during 1999.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

Overall Objectives of the Executive Compensation Program

      The Corporation's executive compensation program is designed to help the Corporation attract, motivate and retain the executive resources that the Corporation needs in order to maximize its return to shareholders.

      Toward that end, the Corporation's executive compensation program attempts to provide:

      o levels of compensation that are competitive with those provided in various markets in which the Corporation competes for its executive resources;

      o incentive compensation that varies in a manner consistent with the financial performance of the Corporation; and

      o incentive compensation that effectively rewards corporate and individual performance.

      In designing and administering its executive compensation program, the Corporation attempts to maintain an appropriate balance among these various objectives, each of which is discussed in greater detail below.

Providing Competitive Levels of Compensation

      The Corporation attempts to provide its executives with a total compensation package that, at expected levels of performance, is competitive with total compensation provided to executives who hold comparable positions or have similar qualifications in other organizations of similar size and scope with which the Corporation competes.

      The Corporation projects an executive's competitive level of compensation based on information drawn from a variety of sources, including proxy statements, special surveys, and independent compensation consultants. This information is used to create the basic structure of the Corporation's program. The market data used in establishing the Corporation's executive compensation levels reflect a blending of general industry and manufacturing industry companies comparable to the Corporation's size.

      It should be noted that the value of an executive's compensation package will vary significantly based on performance. So while the expected value of an executive's compensation package may be competitive, its actual value can exceed or fall below competitive levels depending on performance.

Ensuring That Incentive Compensation Varies with Financial Performance

      The Corporation's incentive plans are designed to ensure that the incentive compensation varies in a manner consistent with the financial performance of the Corporation and its various business units. The specific corporate performance factors for CY 1999 are discussed in other sections of this report.

Rewarding Individual Performance

      The Corporation believes that effectively rewarding individual performance will ultimately serve to enhance the financial performance of the Corporation and its various business units. While the Corporation's incentive plans provide compensation that varies with financial performance, they also provide for individual awards that are based on quantitative assessments of business unit and individual performance.

Description of the Executive Compensation Program

      This section describes each of the principal elements of the Corporation's executive compensation program.

Base Salary Program

      The objective of the Corporation's base salary program for senior executive management positions is to provide base salaries that are approximately between the 70th and 85th percentile of the competitive market norms for companies in the Corporation's business lines and similar in size to the Corporation. The Committee believes it is crucial to provide competitive salaries in order to attract and retain managers who are very talented. The specific competitive markets considered depend on the nature and level of the positions in question and the markets from which qualified individuals are recruited.

      Base salary levels are also dependent on the performance of each individual employee. Thus, employees with higher levels of sustained performance will be paid correspondingly higher salaries.

      Annual salary reviews are based on three factors: general levels of market salary increases, individual performance, and the Corporation's overall financial results. All base salary increases are based on a philosophy of pay-for-performance and perceptions of an individual's long-term value to the Corporation.

The Management Incentive Plan

      The objectives of the Annual Target Incentive Plan are to motivate and reward the accomplishment of annual corporate objectives; reinforce a strong performance orientation with differentiation and variability in individual awards based on contributions to business results; and provide a fully competitive compensation package that will attract, reward and retain individuals of the highest quality. As a pay-for-performance plan, cash bonus awards were paid upon the achievement of specific business segment and individual performance objectives established for CY 1999.

      Targeted bonus award levels are determined for eligible positions each year using data obtained from independent consultants and surveys. The target bonus levels reflect competitive market norms for companies similar in size to the Corporation and the Corporation's philosophy of providing competitive total annual compensation opportunities.

      A target incentive bonus program is established each year based on the Corporation's budgeted performance against measures approved by the Committee. For CY 1999, the key performance measures considered were pre-tax income and return on capital employed for operating units, operating income for the Corporate staff, and for all plan participants other than the Chairman, President and Chief Executive Officer, individually-assigned key base objectives.

      The weighting of target objectives among each of the Corporation's operating units was 50% for pre-tax income, 20% for return on capital employed and 30% for attainment of individual performance objectives. For the corporate staff and senior corporate officers, 60% of bonus target was based on the Corporation's operating income and 40% on individual key base objectives. The bonus target for the Chairman, President and Chief Executive Officer was based 100% on the Corporation's net income target.

      For 1999, target bonuses for Incentive Plan participants ranged from 5% to 65% of the participants' base pay. Participants could have earned from 40% (minimum threshold) to 200% (maximum) of the target bonus. The actual bonus was determined by the extent to which performance objectives were accomplished. Except for the Forestry and Industrial Equipment Division, all units were profitable for CY 1999. Except for the Forestry and Industrial Equipment Division and Gear Products, Inc., all units performed above budgeted targets for return on capital employed and, except for the Forestry and Industrial Equipment Division, Gear Products, Inc., and Dixon Industries, Inc., all units performed above budgeted income targets. The Forestry and Industrial Equipment Division and Gear Products, Inc., failed to meet pre-tax income and return on capital employed targets.

      As a result, an annual incentive funding pool was created for the CY 1999 performance and awards were made to certain key executives named in the Summary Compensation Table exceeding target bonus objectives.

Long Term Incentives

      The Corporation's approach to long-term incentives for employees is focused on the Corporation's stock option plans. The Corporation uses stock options to align the interests of employees and shareholders by providing value to the employee when the stock price increases. Options are granted at 100% of the fair market value of the stock on the date of grant. For stock options granted after August 19, 1999, the fair market value is determined by calculating the average closing sale price for the stock for ten consecutive trading days ending on the trading day immediately prior to the effective date of such grant.

      Since the Merger and Recapitalization, all options granted have terms of 10 years. Shares received upon exercise of any options that have been granted are subject to restrictions on transfer, tag-along and drag-along rights, call and put rights, registration rights and other rights and obligations specified in an employee stockholders' agreement. Certain options are time options, and others are performance options. Time options vest annually over time (generally 3 to 5 years) and performance options vest based on attainment of certain annual EBITDA (earnings before interest, taxes, depreciation and amortization) performance levels, but in any event within 6 years.

      The Corporation's stock option grant levels are established by considering competitive market data on grant levels and the level of shares reserved for such plans. Individual option grants are based on the duties of each participant in the Corporation, his or her present and potential contributions to the success of the Corporation and such other factors as the Committee deems relevant.

      The Executive Compensation Program is revised annually by the Compensation Committee to provide an appropriate mix of base salary, annual bonus, and long-term awards within the philosophy of providing competitive direct compensation opportunities. Stock options granted to the named executives in CY1999 are shown in the Option Grant Table (see page 12).

CY 1999 Pay for the Chairman of the Board, President and Chief Executive Officer

      As described above, the Corporation determines its pay for all Executive Officers of the Corporation, including the Chairman, President and Chief Executive Officer, considering both a pay-for-performance philosophy and market rates of compensation for the job. Specific actions taken by the Committee regarding the Chairman, President and Chief Executive Officer's compensation are summarized below:

            Base Salary -- The Chairman, President and Chief Executive Officer, Mr. John Panettiere, received a 9.4% increase on August 19, 1999 at the time of the Merger and Recapitalization upon his election as Chairman of the Board, in addition to continuing as President and Chief Executive Officer.

            Annual Bonus -- The Executive Management Target Incentive Plan which covered the Chairman, President and Chief Executive Officer was approved by the shareholders in April 1999 and established a targeted net income objective.

      Since the complexity and unusual nature of the Merger and Recapitalization made it difficult for the Committee to determine net income in a manner consistent with its description in the Plan, operating income was used as an approximate equivalent. Accordingly, the bonus for CY 1999 for Mr. John Panettiere, Chairman, President and Chief Executive Officer, was based on the Corporation's attainment of operating income objectives excluding Merger and Recapitalization expenses, together with a discretionary component.

                                                  Eliot M. Fried
                                                  E. Daniel James
                                                  Alan L. Magdovitz

                               EXECUTIVE OFFICERS

      The executive officers of the Corporation, in addition to Mr. Panettiere and Mr. Layman who are also Director nominees, as of February 7, 2000 are:

                                                                       Year First
                                                                       Elected to
Name                                     Office                        Such Office       Age
----                                     ------                        -----------       ---
Gerald W. Bersett          President -- Sporting Equipment Group             1998         59

Rodney W. Blankenship      Vice President & Controller                      1997          51

Richard H. Irving, III     Senior Vice President -- General Counsel     1995 and          56
                             and Secretary of the Corporation               1999

John D. Marshall           Senior Vice President -- Administration       2000 and         49
                             and Treasurer                                   1997

James S. Osterman          President -- Outdoor Products Group               1997         62

Donald B. Zorn             President -- Industrial and Power                1997          63
                             Equipment Group

      Each of these executive officers serves at the pleasure of the Board. There were no arrangements or understandings with any other person pursuant to which any officer was elected. The executive officers of the Corporation may also be directors or officers of subsidiaries of the Corporation.

      Gerald W. Bersett was elected President of the Sporting Equipment Group in April 1998. Prior to that date, he served as President and Chief Operating Officer of Sturm, Ruger & Co., Inc. Mr. Bersett was President of Winchester Ammunition Division of Olin Corporation from 1988 to 1995. Prior to that date, he served as Vice President and General Manager of the Winchester Division.

      Rodney W. Blankenship was elected Vice President -- Controller in February 1997. Prior to that date, he served as Corporate Controller from 1985.

      Richard H. Irving, III was elected Senior Vice President and General Counsel in April 1995, and Secretary of the Corporation in August 1999 at the time of the Merger and Recapitalization. Prior to April 1995, he served from 1986 as Vice President, General Counsel and Secretary of Duchossois Industries, Inc., a diversified privately-held company headquartered in Elmhurst, Illinois. Mr. Irving also served as Associate General Counsel of Union Camp Corporation from 1979 to 1986, and Assistant General Counsel of Rockwell International Corporation from 1974 to 1979.

      John D. Marshall was elected Senior Vice President -- Administration and Treasurer in December 1999. Prior to that date, he served as Vice President and Treasurer of the Corporation from November 1997; as Senior Vice President of Operations for the Forestry and Industrial Equipment Division from June 1996; and as Senior Vice President of Finance and Operations for the Forestry and Industrial Equipment Division from January 1994.

      James S. Osterman was elected President, Outdoor Products Group in January 1997. Prior to that date, he served as President of the Oregon Cutting Systems Division of the Corporation from January 1987.

      Donald B. Zorn was elected President, Industrial and Power Equipment Group in January 1997. Prior to that date, he served as President of the Forestry and Industrial Equipment Division of the Corporation from January 1994. Prior to January 1994, he served from March 1988 as President and Chief Operating Officer of Grove Cranes, a division of Grove Worldwide Company, Shady Grove, Pennsylvania, a manufacturer of mobile hydraulic cranes and aerial work platforms.

                             EXECUTIVE COMPENSATION

      The following table summarizes for the fiscal years ended the last day of December 1999, the last day of December 1998, and the last day of December 1997, all plan and non-plan compensation awarded to, earned by, or paid to (i) the Chief Executive Officer, (ii) the four most highly compensated executive officers other than the CEO of the Corporation (the "Named Executive Officers") who were serving in executive officer capacities at the end of December 1999, together with (iii) the former Chairman of the Board who resigned on August 19, 1999 at the time of the Merger and Recapitalization:

                           SUMMARY COMPENSATION TABLE

                                                                                Long-term
                                                                              Compensation
                                                                                 Awards
                                          Annual Compensation                 ------------
                             ---------------------------------------------     Securities
Name and                                                        Other          Underlying
Principal                            Salary      Bonus          Annual          Options        All Other
Position                     Year      ($)        ($)     Compensation ($)(1)     (#)       Compensation ($)
----------                   -----   -------   ---------  -------------------  ----------   ----------------
John M. Panettiere           1999    827,259     750,000         92,630          887,000       18,199,256(2)
  Chairman of the Board,     1998    791,666     600,000         64,270          160,000          136,833
  President and Chief        1997    741,666   1,000,000         58,685          238,000          119,805
  Executive Officer

Gerald W. Bersett (3)        1999    336,250     340,000         10,556          147,000          146,337(4)
  President-- Sporting       1998    220,416     210,000          5,170           30,000            5,000
  Equipment Group            1997          0           0              0                0                0

James S. Osterman            1999    350,964     325,000         33,675          163,000        2,592,394(5)
  President-- Outdoor        1998    335,386     250,000         10,103           45,000           35,621
  Products Group             1997    316,151     310,000          9,042           62,000           26,920

Harold E. Layman             1999    329,333     250,000         15,905          360,000        7,159,955(6)
  Executive Vice President-- 1998    315,833     240,000         12,585           45,000           29,080
  Finance Operations and     1997    291,666     275,000         12,390           60,000           24,200
  Chief Financial Officer

Winton M. Blount (7)         1999    480,288           0         61,529                0        3,080,778(8)
  Chairman of the            1998    750,000     400,000         67,991                0           86,030
  Board to 8/19/99           1997    750,000     800,000         60,282                0           44,987

Richard H. Irving III        1999    288,666     175,000          9,554          135,000        2,553,489(9)
  Senior Vice President--    1998    279,666     178,000          9,122           30,000           21,839
  General Counsel and        1997    266,000     200,000          9,209           56,000           18,287
  Secretary

-------------
(1) Tax gross-up for premiums on life insurance policies, club dues, personal financial planning, and personal use of the Corporation's property.

(2) Amount is comprised of $63,382 matching contribution to employee's 401(k) and excess 401(k) accounts, $52,869 premiums on a life insurance policy under our executive life insurance plan and $18,083,005 proceeds from cancellation of pre-merger Blount Class A common stock options upon the closing of the Merger and Recapitalization on August 19, 1999.

(3)   Gerald W. Bersett was employed by the Company as of April 28, 1998.

(4) Amount is comprised of $25,674 matching contribution to employee's 401(k) and excess 401(k) accounts and $120,663 proceeds from cancellation of pre-merger Blount Class A common stock options upon the closing of the Merger and Recapitalization on August 19, 1999.

(5) Amount is comprised of $26,859 matching contribution to employee's 401(k) and excess 401(k) accounts, $5,497 accrued pursuant to the Omark Salary Continuation Plan and $2,560,038 proceeds from cancellation of pre-merger Blount Class A common stock options upon the closing of the Merger and Recapitalization on August 19, 1999.

(6) Amount is comprised of $25,462 matching contribution to employee's 401(k) and excess 401(k) accounts, $2,302 premiums on a life insurance policy under our executive life insurance plan and $7,132,191 proceeds from cancellation of pre-merger Blount Class A common stock options upon the closing of the Merger and Recapitalization on August 19, 1999.

(7) Winton M. Blount resigned effective August 19, 1999 at the time of the Merger and Recapitalization.

(8) Amount is comprised of $48,050 matching contribution to employee's 401(k) and excess 401(k) accounts, $10,142 premiums on a life insurance policy under our executive benefit life insurance and supplemental retirement plan, $1,566,333 severance pay due to change-in-control (paid in calendar year 2000), and $1,456,250 proceeds from cancellation of pre-merger Blount Class A common stock options upon the closing of the Merger and Recapitalization on August 19, 1999.

(9) Amount is comprised of $20,887 matching contribution to employee's 401(k) and excess 401(k) accounts, $382 premiums on a life insurance policy under our executive life insurance plan and $2,532,220 proceeds from cancellation of pre-merger Blount Class A common stock options upon the closing of the Merger and Recapitalization on August 19, 1999.

Option Grants

      The following table summarizes pertinent information concerning individual grants of stock options, including the potential realizable dollar value of grants of options made during 1999 to each Named Executive Officer, assuming that the market value of the underlying security appreciates in value from the date of grant to the end of the option term at the rates indicated in the following table:

                       OPTION GRANTS IN CALENDAR YEAR 1999

                                           Individual Grants
                                  ----------------------------------                  Potential Realizable Value
                                   Number of   % of Total                            at Assumed Annual Rates of
                                  Securities     Options                             Stock Price Appreciation
                                  Underlying   Granted to  Exercise    Expiration       for Option Term (1)
                                    Options     Employees    Price        Date       --------------------------
Name                              Granted (#)    in 1999   ($/Share)    (MMDDYY)      5% ($)         10% ($)
----                              -----------    -------   ---------    --------     ---------     ------------
John M. Panettiere       BLTA       157,000       28.01%     25.531     02-16-09           (2)               (2)
                         BLT        730,000       31.72%     15.00      08-19-09     6,886,000       17,451,000

James S. Osterman        BLTA        43,000        7.67%     25.531     02-16-09           (2)               (2)
                         BLT        120,000        5.21%     15.00      08-19-09     1,132,000        2,869,000

Gerald W. Bersett        BLTA        27,000        4.82%     25.531     02-16-09           (2)               (2)
                         BLT        120,000        5.21%     15.00      08-19-09     1,132,000        2,869,000

Harold E. Layman         BLTA        40,000        7.14%     25.531     02-16-09           (2)               (2)
                         BLT        320,000       13.91%     15.00      08-19-09     3,019,000        7,650,000

Richard H. Irving, III   BLTA        35,000        6.24%     25.531     02-16-09            (2)              (2)
                         BLT        100,000        4.35%     15.00      08-09-09       943,000        2,391,000

Winton M. Blount         BLTA             0           0
                         BLT              0           0

(1) The amounts under these columns are the result of calculations at 5% and 10% rates which were established by rules adopted by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, in the price of the Corporation's Common Stock.

(2) These options were canceled in exchange for a cash payment immediately prior to the consummation of the Merger and Recapitalization on August 19, 1999.

Option Exercises and Year-End Option Values

      The following table summarizes pertinent information concerning the exercise of stock options during 1999 by each of the persons named in the Summary Compensation Table and the year-end value of unexercised options:

                       AGGREGATE OPTION EXERCISES IN 1999
                           AND YEAR-END OPTION VALUES

                                                              Number of Securities       Value of Unexercised
                                                             Underlying Unexercised          In-the-Money
                                                                   Options at                 Options at
                            Shares                                 Year End (#)               Year End ($)
                          Acquired on    Value           ----------------------------   ---------------------------
Name                     Exercise (#)   Realized ($)     Exercisable    Unexercisable   Exercisable   Unexercisable
----                     ------------   ------------     -----------    -------------   -----------   -------------
John M. Panettiere             0              0                0           730,000           0           684,375
James S. Osterman              0              0                0           120,000           0           112,500
Gerald W. Bersett              0              0                0           120,000           0           112,500
Harold E. Layman               0              0                0           320,000           0           300,000
Richard H. Irving, III         0              0                0           100,000           0            93,750
Winton M. Blount               0              0                0                 0           0                 0

Pension Plans

      The Blount Retirement Plan and the Blount, Inc. and Subsidiaries Supplemental Retirement Benefit Plan (collectively the "Blount Retirement Plan") estimated annual benefits payable to eligible employees (including executive officers) in specific classifications following retirement at age 65 (normal retirement age) after continuous years of credited service are shown below:

                               PENSION PLAN TABLE

 Five-Year Average          Estimated Annual Benefits for Specified Years of Credited Service(a), (b)
    Earnings at    ----------------------------------------------------------------------------------------
   Retirement(c)      10           15           20           25           30            35       40 or More
-----------------------------------------------------------------------------------------------------------
    $100,000       $20,000      $30,000      $40,000      $50,000      $52,500       $55,000      $57,500
     200,000        40,000       60,000       80,000      100,000      105,000       110,000      115,000
     300,000        60,000       90,000      120,000      150,000      157,500       165,000      172,500
     400,000        80,000      120,000      160,000      200,000      210,000       220,000      230,000
     500,000       100,000      150,000      200,000      250,000      262,500       275,000      287,500
     600,000       120,000      180,000      240,000      300,000      315,000       330,000      345,000
     700,000       140,000      210,000      280,000      350,000      367,500       385,000      402,500
     800,000       160,000      240,000      320,000      400,000      420,000       440,000      460,000
     900,000       180,000      270,000      360,000      450,000      472,500       495,000      517,500
   1,000,000       200,000      300,000      400,000      500,000      525,000       550,000      575,000

----------
(a) The amounts set out above are based on the benefits under a straight life annuity to a participant retiring at age 65 on January 1, 2000. The amounts shown are to be reduced for offsetting amounts received as social security benefits and benefits payable under master annuity contracts (purchased upon termination of prior retirement plans).
(b) Under Section 415(b) of the Internal Revenue Code, the maximum benefit payable under the master annuity contracts (purchased upon termination of prior retirement plans) and the Blount Retirement Plan to an employee retiring at age 65 in 1999 is $130,000, an amount which may change each year in accordance with a determination made by the Internal Revenue Service. In addition, Section 401(a)(17) of the Internal Revenue Code limits the amount of an employee's compensation which may be taken into account under any retirement plan to $160,000 for 1999, an amount which also may change each year in accordance with a similar determination. These limitations have been disregarded for the purposes of this table since the amount of the benefit payable in excess of these limitations is covered by the Blount, Inc. and Subsidiaries Supplemental Retirement Benefit Plan.
(c) Earnings covered by the Blount Retirement Plan are based on the participant's base salary or wages.

      The years of benefit service used to determine benefits under the Blount Retirement Plan and the master annuity contracts (purchased upon termination of prior retirement plans) as of December 31, 1999, for the persons named in the Summary Compensation Table are: Mr. Panettiere -- 8 years; Mr. Bersett -- 2 years; Mr. Osterman -- 30 years; Mr. Layman -- 7 years; Mr. Blount -- 54 years; and Mr. Irving -- 5 years.

             SUPPLEMENTAL RETIREMENT PLANS AND EMPLOYMENT CONTRACTS

Supplemental Executive Retirement Plans

      The Corporation maintains separate Supplemental Executive Retirement Plans for John M. Panettiere and Gerald W. Bersett. The Supplemental Executive Retirement Plan for Mr. Panettiere will provide a benefit upon his normal retirement date or earlier termination of employment equal to a benefit calculated under the benefit formula of the Blount Retirement Plan, but based on a schedule of years of service granted to him under the Supplemental Executive Retirement Plan rather than his actual service, reduced by any retirement benefits payable under the Blount Retirement Plan and any retirement income actually paid to Mr. Panettiere under any pension plan maintained by a former employer. The Supplemental Executive Retirement Plan for Mr. Bersett will provide a benefit upon his normal retirement date or earlier termination of employment equal to a benefit calculated under the benefit formula of the Blount Retirement Plan, but based on a schedule of years of service granted to him under the Supplemental Executive Retirement Plan rather than his actual service, reduced by any retirement benefits payable under the Blount Retirement Plan. These plans are administered by the Board or, at its discretion, the Compensation Committee of the Board. These plans may be amended from time to time or terminated with the consent of the Corporation and the executive.

      The projected annual benefit payable to Mr. Panettiere under his Supplemental Executive Retirement Plan, after reduction for the benefits payable under the Blount Retirement Plan and the retirement income payable under any pension plan maintained by a former employer of Mr. Panettiere, is $197,552. The projected annual benefit payable to Mr. Bersett under his Supplemental Executive Retirement Plan, after reduction for the benefits payable under the Blount Retirement Plan is $60,154.

Executive Supplemental Retirement Plan of Blount International, Inc.

      On October 9, 1998, the Corporation adopted The Blount Deferred Compensation Plan for a select group of highly compensated management employees. The plan name was changed later to the Executive Supplemental Retirement Plan of Blount International, Inc., (the "Executive Supplemental Retirement Plan"). The Executive Supplemental Retirement Plan provides supplemental retirement benefits to participants at age 65 in the form of a life annuity with monthly payments equal to the excess of (i) the product of .2083% of the participant's highest 3-year average earnings (base salary plus bonuses earned under an executive management target incentive plan) during the last 10 years of employment multiplied by his years of benefit service (as provided under the Executive Supplemental Retirement Plan which, for some participants, may be greater than actual service) up to, but not in excess of, 20, over (ii) the amount of retirement benefits payable to the participant under all other qualified and non-qualified defined benefit plans maintained by the Corporation, any pension plan maintained by a former employer of the participant, and his primary social security benefit. Upon the participant's death, a survivor annuity is payable under the Executive Supplemental Retirement Plan to the participant's surviving spouse in a monthly amount equal to 662/3% of the monthly benefit payable to the participant. The Executive Supplemental Retirement Plan provides for retirement before age 65 with reduced benefits and also provides special rules regarding benefits payable if the participant becomes disabled or dies before commencing a benefit. If certain events occur, the Executive Supplemental Retirement Plan allows participants to elect to receive their benefit in a single lump sum payment.

      The Executive Supplemental Retirement Plan may be amended or terminated with the consent of all participants and employers. The Board, in its discretion and without consent of the participants, may also make certain amendments that do not adversely affect the rights of participants. The projected annual benefit payable under the Executive Supplemental Retirement Plan, in addition to the benefits payable under other defined benefit plans, pension plans of prior employers, and social security, to the persons named in the Summary Compensation Table is as follows: Mr. Panettiere -- $429,400; Mr. Osterman -- $147,141; and Mr. Layman -- $159,678. Mr. Blount resigned August 19, 1999 and received a lump sum payment of $1,055,707.89 from the Executive Supplemental Retirement Plan on September 1, 1999. Messrs. Bersett and Irving are not participants in the Executive Supplemental Retirement Plan.

Omark Plans

      For certain employees of Blount's Outdoor Products Group, Sporting Equipment Group and Industrial and Power Equipment Group, the Corporation sponsors:

            (i) a Supplemental Retirement Plan for key management employees (the "Omark Supplemental Retirement Plan");

            (i)   a retirement protection plan (the "Omark Protection Plan");
                  and

            (iii) a salary continuation plan (the "Omark Salary Continuation
                  Plan").

      The Omark Supplemental Retirement Plan provides a supplemental retirement benefit to participants equal to the excess, if any, of (i) 50% of the participant's highest 5-year average base salary during the last 10 years of employment before age 65, over (ii) the aggregate amount available to the participant under certain other benefit plans and one-half the primary social security benefit. Benefits under the Omark Protection Plan are limited to the amount of any reduction of benefits under the master annuity contracts (purchased upon termination of the Omark Retirement Plan) or the pre-1992 Omark Retirement Plan as a result of any deferral of compensation pursuant to the Omark Deferred Plan prior to its termination in 1986. The Omark Salary Continuation Plan provides the beneficiary of each participant with a continuation of 2 years of annual salary upon the death of the participant. The Omark Plans are unfunded and amounts due participants are general unsecured obligations of the Corporation. The Omark Plans may be amended or terminated by the Board, provided that rights vested in participants may not be reduced.

      Mr. Osterman participates in the Omark Supplemental Retirement Plan and Omark Protection Plan, but no benefits are projected to be payable under these plans to him. Mr. Osterman participates in the Omark Salary Continuation Plan.

Executive Benefit Life Insurance and Supplemental Retirement Plan

      The Corporation maintains an Executive Benefit Life Insurance and Supplemental Retirement Plan, (collectively "Keyman Insurance Plan") for certain former key executive officers of the Corporation and its subsidiaries. The Keyman Insurance Plan provides life insurance that will pay to the named beneficiary in the event of the executive officer's death while employed by the Corporation an amount equal to 2 1/2 times the executive officer's annual compensation (base salary as of August 1 of each year plus the amount of the most recent bonus paid under our annual target incentive plan) at the time of the executive officer's death ("death benefit"). The excess of the face amount of the policy over the death benefit is paid to the Corporation. The Corporation currently pays all premiums due on the policies.

      If the executive officer retires directly from employment with the Corporation, the Corporation, after withdrawing the cash value, will assign its rights in the policy to the executive officer. Alternatively, the executive officer may elect to receive an optional supplemental retirement benefit payable by the Corporation instead of all or a portion of any amount the executive officer or his beneficiary or beneficiaries may otherwise be entitled to under the policy, and the death benefit thereupon terminates.

      Mr. Blount resigned on August 19, 1999 at age 79 and started receiving monthly installments amounting to $280,000 per year as of September 1, 1999. Messrs. Panettiere, Bersett, Osterman, Layman and Irving do not participate in the Keyman Insurance Plan.

Employment Contracts And Change-in-Control Arrangements

Employment Contracts

      The Corporation entered into Employment Agreements (the "Agreements") effective on August 19, 1999 in connection with the Merger and Recapitalization with all of the executive officers named in the Summary Compensation Table except for Winton M. Blount. The terms of the Agreements provide that each executive will be paid a base salary no less than his then current base salary, be eligible to participate in the Corporation's incentive plans with target bonuses ranging from 45% to 65% of base salary, participate in the Corporation's stock option programs and all other benefit plans, arrangements and perquisites generally available to executive officers. Two executives are covered by the Corporation's Executive Life Insurance Program. The Agreements with Mr. Panettiere and Mr. Bersett provide for the Supplemental Executive Retirement Plan described at page 13 above.

      The duration of the Agreements is a rolling two-year term for Messrs. Bersett and Irving, and a rolling three-year term for Mr. Layman, each of which is automatically extended one day for each day employed until such time as the Agreement would expire on the executive's 65th birthday. Mr. Panettiere's Agreement expires on July 31, 2002 and Mr. Osterman's Agreement expires on August 19, 2002; however, each has the option to terminate his Agreement one year prior to the expiration date. Each Agreement has a clause which prohibits the executive, for up to three years following the termination of employment, from competing directly or indirectly with the Corporation or disclosing proprietary or confidential information.

      The Agreements also contain provisions for severance payments and benefits (for 24 to 36 months, depending on the executive) if the Corporation terminates the executive's employment for reasons other than death, disability or cause (as defined in the Agreements), or if the executive terminates his employment for "good reason" (as defined in the Agreements). In the event of death, disability or termination for cause or in the event the employee terminates his employment for other than "good reason," the Corporation's obligations under the Employment Agreements cease and no special severance benefits will be paid.

Employee Stockholder Agreement

      Related to the Employment Agreement is an Employee Stockholder Agreement (the "Stockholder Agreement"). This Agreement is among the Corporation, Lehman Brothers Merchant Banking Partners II, L.P. and 44 management employees, including all of the current executive officers named in the Summary Compensation Table. The Stockholder Agreement sets forth terms and restrictions relating to common stock either purchased by the named executive in the Merger and Recapitalization ("Purchased Shares") or received through the exercise of stock options ("Option Shares") under the 1999 Stock Incentive Plan.

      The Stockholder Agreement restricts the transfer of Purchased Shares, Option Shares and any underlying options owned by these executives for a period of five years from the closing of the Merger and Recapitalization. Exceptions to this restriction include transfers to heirs and trusts, so long as the transferee agrees to be bound by the terms of the Stockholder Agreement. In addition, executives have rights to sell their shares on a pro rata basis with Lehman Brothers Merchant Banking Partners II, L.P. whenever Lehman Brothers Merchant Banking Partners II, L.P. is selling its shares to third parties. Similarly, Lehman Brothers Merchant Banking Partners II, L.P. has the right to cause each of the executives to sell his or her shares of common stock on a pro rata basis with Lehman Brothers Merchant Banking Partners II, L.P. to a third party that has made an offer to purchase the Corporation's shares owned by Lehman Brothers Merchant Banking Partners II, L.P. In the event that the Corporation registers shares under the Securities Act of 1933 (except for registrations related to exchange offers or benefit plans) and Lehman Brothers Merchant Banking Partners II, L.P. is selling its shares in connection with this registration, the executives have the right to have their shares concurrently registered and sold on a pro rata basis with Lehman Brothers Merchant Banking Partners II, L.P. The Purchased Shares and Option Shares owned by the executives are also subject to "put" and "call" rights that entitle the Corporation to purchase from the executives, and the executives to sell to the Corporation, such Purchased Shares and Option Shares at fair market value if the executive's employment is terminated under certain circumstances.

                               PERFORMANCE GRAPH

      Rules adopted by the Securities and Exchange Commission require that the Corporation include in the proxy statement a line graph presentation comparing cumulative, five-year shareholder return on an indexed basis with the cumulative return of a broad equity market index that includes companies whose equity securities are traded on the same exchange and either a published industry index or an index of peer companies selected by the Corporation. Sine the Corporation is not included in the Standard and Poor's 500 Stock Index and its equity securities are traded on the New York Stock Exchange, the New York Stock Exchange Market Value Index was selected as the broad equity market index. The Corporation chose a group of 11 manufacturing companies that have operations in those industries in which the Corporation competes as its peer group for purposes of this performance comparison. A list of these companies ("Peer Group") follows the graph below.

              Comparison of Five-Year Cumulative Total Return among
                        The Corporation, a Peer Group and
                   New York Stock Exchange Market Value Index

   [The following table was depicted as a line graph in the printed material]

----------------------------------------------------------------------------------------------------
                          Feb. 1995    Feb. 1996     Dec. 1996   Dec. 1997   Dec. 1998    Dec. 1999
----------------------------------------------------------------------------------------------------
The Corporation            100.00        99.75         126.79      178.49      168.56       216.57
----------------------------------------------------------------------------------------------------
Peer Group                 100.00       136.83         151.81      208.10      177.39       199.63
----------------------------------------------------------------------------------------------------
NYSE Mkt.Val. Index        100.00       132.31         152.51      200.65      238.75       261.44
----------------------------------------------------------------------------------------------------

----------
(1) The companies in the Peer Group are as follows: Brunswick Corp., Caterpillar, Inc., Deere & Co., Ingersoll-Rand Co., Johnson Worldwide Assoc., Kaydon Corp., Kennametal Inc., Regal-Beloit Corp., Scott Technologies, Inc., Terex Corp., and the Toro Co.
(2) The comparison of total return on investment (change in year-end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on February 28, 1995 in each of the Corporation, the Peer Group, and the NYSE Market Value Index, with investment weighted on the basis of market capitalization as appropriate.

                                FILING DISCLOSURE

      Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Corporation's directors, executive officers and persons who beneficially own more than 10% of any class of equity securities of the Corporation to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange and to furnish the Corporation with copies.

      Based on the review of copies of such forms received by it, or written representations from certain reporting persons, the Corporation believes that during 1999 all filing requirements were complied with that were applicable to its directors, officers and greater than 10% beneficial owners.

                     CERTAIN TRANSACTIONS AND OTHER MATTERS

      In connection with the Merger and Recapitalization, Lehman Brothers Inc., an affiliate of Lehman Brothers Merchant Banking Partners II, L.P., provided investment banking, financial advisory and other services to the Corporation, for which services Lehman Brothers Inc. received customary fees and was reimbursed expenses incurred in connection therewith. In addition, Lehman Brothers Inc. acted as advisor, lead arranger and book manager for the debt transactions used to fund the Merger and Recapitalization, and Lehman Commercial Paper Inc., an affiliate of Lehman Brothers Inc., was also the syndication agent and a lender under certain of those debt transactions.

      Messrs. Magdovitz, Fried and James, who are directors of the Corporation, are investors in Lehman Brothers Merchant Banking Partners II, L.P. As a result of the Merger and Recapitalization, Lehman Brothers Merchant Banking Partners II, L.P., through its affiliates, beneficially owns approximately 85.3% of the Corporation's stock. By virtue of such ownership, Lehman Brothers Merchant Banking Partners II, L.P. is able significantly to influence the business and affairs of the Corporation with respect to matters requiring stockholder approval. From time to time in the future, Lehman Brothers Merchant Banking Partners II, L.P. or its affiliates may receive customary fees for services rendered to the Corporation in connection with financings, divestitures, acquisitions and certain other transactions.

                   ADOPTION OF THE BLOUNT INTERNATIONAL, INC.
                   EXECUTIVE MANAGEMENT ANNUAL INCENTIVE PLAN

                                   PROPOSAL 2

      Subject to approval by the Corporation's stockholders with respect to payments to the Chief Executive Officer, the Board of Directors on February 3, 2000 adopted the Blount International, Inc. Executive Management Annual Incentive Plan (the "Incentive Plan") effective as of January 1, 2000. Stockholder approval of the Incentive Plan is sought in order to qualify the Incentive Plan under Section 162(m) of the Internal Revenue Code and to thereby allow the Corporation to deduct for federal income tax purposes all compensation paid under the Incentive Plan to the Chief Executive Officer.

      This summary of certain features of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which is set forth in Exhibit A.

                                     GENERAL

      The purpose of the Incentive Plan is to further the growth and financial success of the Corporation by offering performance incentives to designated executives who have significant responsibility for such success. The Incentive Plan will be administered by the Compensation Committee or other committee designated by the Board (the "Committee"), subject to the Committee's right to delegate to the Chief Executive Officer and others responsibility for administration of the Incentive Plan as it relates to participants other than the Chief Executive Officer. Persons eligible to participate in the Incentive Plan are the executive officers and other executives of the Corporation, its operating units, or its affiliates who are in management positions designated as eligible for participation by the Committee or its designee. The Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

      The Incentive Plan may be amended, suspended or terminated by the Committee at any time, subject to ratification by the Board and to the consent of each participant whose rights with respect to an award that has been determined and approved would be adversely affected. Unless terminated, the Incentive Plan will remain in effect until awards thereunder are paid for the Corporation's fiscal year ending in 2005.

                         AWARDS UNDER THE INCENTIVE PLAN

      Prior to, or as soon as practical after, the commencement of each fiscal year, the Committee will establish plan rules for that year with respect to the following matters: (a) employees who are eligible to participate; (b) performance targets and the measurement criteria for determining the level of achievement of the performance targets; (c) the percentage of a participant's base salary which may be paid as an incentive award at specified levels of achievement of the performance targets; (d) the form of payment of an incentive award; and (e) the times and conditions subject to which any incentive award may become payable. Performance criteria for the Chief Executive Officer will include one or more of the following: earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), return on capital employed, cash flow, cash flow return, operating income, SGA expense as a percentage of sales, inventory turnover ratio, cost reductions, leverage ratios, gross margin, product introduction, net income, earnings per share, return on equity, return on assets (or net assets), pre-tax profit, market value of the Corporation's stock, and total shareholder return. The Committee may establish other performance criteria for participants other than the Chief Executive Officer. The maximum incentive award payable to a participant in any year will be $2.5 million.

      After the end of each fiscal year, the Committee will certify the extent to which the performance criteria have been achieved for that year. In measuring performance, the Committee may adjust the Corporation's financial results to exclude the effect of unusual charges or income items which distort year-to-year comparisons of results and other events, including acquisitions or dispositions of businesses or assets, recapitalizations, reorganizations, or reductions in force. With respect to the Chief Executive Officer the Committee shall exclude such items the exclusion of which has the effect of increasing achievement of performance criteria if such items constitute "extraordinary items" under generally accepted accounting principles or are unusual events or items. The Committee will also make adjustments to eliminate the effect of unanticipated changes in the tax or accounting rules and regulations.

      Incentive awards shall be approved by the Committee, subject to ratification by the Board when required under the Plan or elected by the Committee, based on the Plan rules then in effect and the achievement of performance criteria as certified by the Committee. The Committee may in its discretion grant awards to deserving participants, except the Chief Executive Officer, notwithstanding levels of achievement of performance criteria.

      Awards will generally be made in lump sum cash payments, in options to purchase Common Stock of the Corporation, in a combination of cash and options, or in such other form as the Committee may specify at the beginning of the year. Payment will be made as soon as practicable after determination of awards.

      A partial incentive award may be authorized by the Committee for a participant who is terminated without cause or who retires, dies, or becomes permanently and totally disabled. Otherwise, no award will be paid to a participant who is not an active employee of the Corporation, an operating unit, or an affiliate at the end of the fiscal year to which the award relates. In general and unless with respect to some or all participants the Committee has established a different rule, upon the occurrence of a Change in Control, the participant's incentive award for that year will be deemed to have been fully earned for the year, with deemed performance at the target level; will be prorated for the portion of the year that has elapsed; and will be paid within thirty days after the effective date of the Change in Control.

                            FEDERAL TAX CONSEQUENCES

      An award under the Incentive Plan will constitute taxable ordinary income to the participant to the extent it is paid in cash. The grant of stock options will not be currently taxable. Generally, the Corporation will be entitled to a corresponding deduction.

      Section 162(m) of the Internal Revenue Code limits to $1 million the amount of compensation that may be deducted in any tax year with respect to a named executive officer (generally, the executive officers who would be listed for a fiscal year in the Summary Compensation Table appearing on page 10 hereof), with an exception for certain performance-based compensation. The Incentive Plan is designed, and is to be administered, to qualify payments to the Chief Executive Officer for that performance-based exception.

                                   2000 AWARDS

      For fiscal year 2000, each of the named executive officers currently serving as an employee and certain other executives have been granted an opportunity to receive a cash incentive award under the Incentive Plan based upon performance goals established with respect to the fiscal year 2000. Because the performance periods have not yet been completed, the amount of annual incentive compensation to be paid in the future to the Corporation's current or future named executive officers and other executives cannot be determined at this time. Actual amounts will depend on actual performance measured against the attainment of pre-established performance goals.

                  VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

      The Board recommends a vote "FOR" approval of the Executive Management Annual Incentive Plan. Approval requires the affirmative vote of a majority of the shares represented at the meeting which are entitled to vote. In the event the Incentive Plan is not approved by the Corporation's stockholders, the Board will take such action with respect to incentive awards as it considers to be in the best interests of the Corporation, consistent with the compensation policies set forth in the Report of the Compensation Committee on pages 6-8.

                   ADOPTION OF THE BLOUNT INTERNATIONAL, INC.
                            1999 STOCK INCENTIVE PLAN

                                   PROPOSAL 3

Purpose of the 1999 Stock Incentive Plan

      The Board of Directors voted to adopt the Blount International, Inc. 1999 Stock Incentive Plan (the "1999 Stock Plan") on August 19, 1999, subject to stockholder approval. The Board of Directors is proposing that the Corporation's stockholders approve the 1999 Stock Plan for a number of reasons, including compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). See "Compliance with Section 162(m) of the Internal Revenue Code" below.

      The Board of Directors believes that the 1999 Stock Plan will play an integral role in the ability of the Corporation to attract and retain key employees and directors and to provide incentives for such persons to promote the financial success of the Corporation. The following description of the material features of the 1999 Stock Plan is a summary and is qualified in its entirety by reference to the full text of the 1999 Stock Plan, which is set forth in Exhibit B.

Description of Awards

      Awards granted under the 1999 Stock Plan may be "incentive stock options" ("ISOs"), as defined in Section 422 of the Code or "nonqualified stock options" ("NQSOs"). ISOs may be granted only to employees of the Corporation, including officers. NQSOs may be granted to any person employed by or performing services for the Corporation, including non-employee directors.

      The Compensation Committee of the Board of Directors or its designee generally has discretion to set the terms and conditions of grants and awards, including the term, exercise price, and vesting conditions (including vesting based on the Corporation's performance); to select the persons who receive such grants and awards and to interpret and administer the 1999 Stock Plan. The maximum number of shares of Common Stock with respect to which awards may be granted under the 1999 Stock Plan is 2,875,000 shares. The maximum number of shares for which options (ISOs and NQSOs) may be granted to any individual during any calendar year is 1,000,000 shares, subject to anti-dilution and similar provisions. The Board of Directors may at any time amend or terminate the 1999 Stock Plan, subject to applicable laws. The Corporation will pay the administrative costs of the Plan.

      The option price for each ISO may be not less than 100% of the fair market value of the Common Stock subject to the option. The option price for a NQSO can be less than fair market value on the date of grant. ISOs are also subject to certain limitations prescribed by the Code, including the requirement that such options may not be granted to employees who own more than 10% of the combined voting power of all classes of voting stock (a "principal stockholder") of the Corporation, unless the option price is at least 110% of the fair market value of the Common Stock subject to the option. In addition, an ISO granted to a principal stockholder may not be exercisable more than five years from its date of grant.

      The 1999 Stock Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). Full payment of the option price must be made when an Option is exercised. The purchase price may be paid in cash or in such other form of consideration as the Committee may approve, which may include shares of Common Stock valued at their fair market value on the date of exercise, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. A Participant will have no rights as a stockholder with respect to the shares subject to his Option until the Option is exercised. The shares issued pursuant to the 1999 Stock Plan will be subject to the rights and restrictions of the Employee Stockholder Agreement (see "Employee Stockholder Agreement").

Compliance with Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Code denies a deduction by an employer for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to the Chief Executive Officer or any of the four most highly compensated executive officers other than the Chief Executive Officer (the "Named Executive Officers"). Compensation realized with respect to stock options, including upon exercise of an NQSO or upon a disqualifying disposition of an ISO, as described below under "Certain Federal Income Tax Consequences", will be excluded from this deduction limit if it satisfies certain requirements, including a requirement that the 1999 Stock Plan be approved by the Corporation's stockholders.

Certain Federal Income Tax Consequences

      Under current tax law, a holder of an ISO under the 1999 Stock Plan does not, as a general matter, realize taxable income upon the grant or exercise of the ISO. (Depending upon the holder's income tax situation, however, the exercise of the ISO may have alternative minimum tax implications.) In general, a holder of an ISO will only recognize income at the time that Common Stock acquired through exercise of the ISO is sold or otherwise disposed of. In that situation, the amount of income that the optionee must recognize is equal to the amount by which the value of the Common Stock on the date of the sale or other disposition exceeds the option exercise price. If the optionee disposes of the stock after the required holding period -- that is, no earlier than a date that is two years after the date of grant of the option and one year after the date of exercise -- the income is taxed as capital gains. If disposition occurs prior to expiration of the holding period, the optionee will recognize ordinary income equal to the difference between the fair market value of the shares at the exercise date and the option exercise price; any additional increase in the value of option shares after the exercise date will be taxed as capital gain. The Corporation is entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

      An optionee will not realize income when an NQSO option is granted to him or her. Upon exercise of such option, however, the optionee must recognize ordinary income to the extent that the fair market value of the Common Stock on the date the option is exercised exceeds the option exercise price. Any such gain is taxed in the same manner as ordinary income in the year the option is exercised. Thereafter, any additional gain recognized upon the disposition of the shares of stock obtained by the exercise of an NQSO will be taxed as short or long-term capital gain, depending on the optionee's holding period. The Corporation will not experience any tax consequences upon the grant of an NQSO, but will be entitled to take an income tax deduction equal to the amount that the option holder includes in income (if any) when the NQSO is exercised.

New 1999 Stock Plan Benefits

      As of December 31, 1999, options for 2,251,320 shares of Common Stock had been granted and remained outstanding under the 1999 Stock Plan. The following table sets forth information on option grants made under the 1999 Stock Plan during fiscal year 1999 to the specified persons and groups. Additional option grants may be made, in the discretion of the Compensation Committee.

                            1999 Stock Plan Benefits

       Name and Position                        Dollar Value    Number of Shares
       ----------------                         ------------    ----------------

John M. Panettiere                                684,375(1)        730,000
    Chairman of the Board, President and
    Chief Executive Officer

Gerald W. Bersett,                                112,500(1)        120,000
    President-- Sporting Equipment Group

James S. Osterman                                 112,500(1)        120,000
    President-- Outdoor Products Group

Harold E. Layman                                  300,000(1)        320,000
    Executive Vice President-- Finance
    Operations and Chief Financial Officer

Richard H. Irving III                              93,750(1)        100,000
    Senior Vice President-- General Counsel
    and Secretary

Winton M. Blount                                        0                 0
    Chairman of the Board to 8/19/99

All executive officers as a group (8 persons)   1,476,563(1)      1,575,000

Nonemployee directors as a group (3 persons)            0(1)              0

Non-executive officer employees as a group        634,057(1)        676,320

----------

(1) All options granted as of December 31, 1999 under the 1999 Plan were granted with an exercise price of $15.00. As of December 31, 1999, the price of the Corporation's Common Stock was $ 15.9375.

Vote Required and Recommendation of the Board

      The affirmative vote of holders of a majority of the shares of the Common Stock of the Corporation represented and voted at the Annual Meeting, assuming the presence of a quorum, is required to approve the 1999 Stock Plan.

      The Board of Directors, which unanimously approved the 1999 Stock Plan, recommends a vote "FOR" approval of the 1999 Stock Plan.

                   ADOPTION OF THE BLOUNT INTERNATIONAL, INC.
                            2000 STOCK INCENTIVE PLAN

                                   PROPOSAL 4

Purpose of the 2000 Stock Incentive Plan

      The Board of Directors voted to adopt the 2000 Stock Incentive Plan (the "2000 Stock Plan") on February 3, 2000, subject to stockholder approval. The Board of Directors is proposing that the Corporation's stockholders approve the 2000 Stock Plan for a number of reasons, including compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). See "Compliance with Section 162(m) of the Internal Revenue Code" below.

      The principal purpose of the 2000 Stock Plan is to provide for the grant of stock options to eligible participants in the Corporation's Executive Management Annual Incentive Plan (see Proposal 2, p.17) as part of the incentive compensation paid to such participants under such plan. In addition, the Board of Directors believes that the 2000 Stock Plan will enhance the ability of the Corporation to attract and retain key employees and directors and to provide incentives for such persons to promote the financial success of the Corporation. The following description of the material features of the 2000 Stock Plan is a summary and is qualified in its entirety by reference to the full text of the 2000 Stock Plan, which is set forth in Exhibit C.

Description of Awards

      Awards granted under the 2000 Stock Plan may be "incentive stock options" ("ISOs"), as defined in Section 422 of the Code or "nonqualified stock options" ("NQSOs"). ISOs may be granted only to employees of the Corporation, including officers. NQSOs may be granted to any person employed by or performing services for the Corporation, including non-employee directors.

      The Compensation Committee of the Board of Directors or its designee, generally has discretion to set the terms and conditions of awards, including the term, exercise price, and vesting conditions (including vesting based on the Corporation's performance), if any; to select the persons who receive such grants and awards; and to interpret and administer the 2000 Stock Plan. The maximum number of shares of Common Stock with respect to which awards may be granted under the 2000 Stock Plan is 3,000,000 shares. The maximum number of shares for which options (ISOs and NQSOs) may be granted to any individual during any calendar year is 500,000 shares, subject to adjustment for changes in the capital structure of the Corporation and similar matters. The Board of Directors may at any time amend or terminate the 2000 Stock Plan, subject to applicable laws. The Corporation will pay the administrative costs of the 2000 Stock Plan.

      The option price for each ISO may be not less than 100% of the fair market value of the Common Stock subject to the option. The option price for a NQSO can be less than fair market value on the date of grant. ISOs are also subject to certain limitations prescribed by the Code, including the requirement that such options may not be granted to employees who own more than 10% of the combined voting power of all classes of voting stock (a "principal stockholder") of the Corporation, unless the option price is at least 110% of the fair market value of the Common Stock subject to the option. In addition, an ISO granted to a principal stockholder may not be exercisable more than five years from its date of grant.

      The 2000 Stock Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). Full payment of the option price must be made when an Option is exercised. The purchase price may be paid in cash or in such other form of consideration as the Committee may approve, which may include shares of Common Stock valued at their fair market value on the date of exercise, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. A Participant will have no rights as a stockholder with respect to the shares subject to his Option until the Option is exercised.

Compliance with Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Code denies a deduction by an employer for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to the Chief Executive Officer or any of the four most highly compensated executive officers other than the Chief Executive Officer (the "Named Executive Officers"). Compensation realized with respect to stock options, including upon exercise of an NQSO or upon a disqualifying disposition of an ISO, as described below under "Certain Federal Income Tax Consequences", will be excluded from this deduction limit if it satisfies certain requirements, including a requirement that the 2000 Stock Plan be approved by the Corporation's stockholders.

Certain Federal Income Tax Consequences

      Under current tax law, a holder of an ISO under the 2000 Stock Plan does not, as a general matter, realize taxable income upon the grant or exercise of the ISO. (Depending upon the holder's income tax situation, however, the exercise of the ISO may have alternative minimum tax implications.) In general, a holder of an ISO will only recognize income at the time that Common Stock acquired through exercise of the ISO is sold or otherwise disposed of. In that situation, the amount of income that the optionee must recognize is equal to the amount by which the value of the Common Stock on the date of the sale or other disposition exceeds the option exercise price. If the optionee disposes of the stock after the required holding period -- that is, no earlier than a date that is two years after the date of grant of the option and one year after the date of exercise -- the income is taxed as capital gains. If disposition occurs prior to expiration of the holding period, the optionee will recognize ordinary income equal to the difference between the fair market value of the shares at the exercise date and the option exercise price; any additional increase in the value of option shares after the exercise date will be taxed as capital gain. The Corporation is entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

      An optionee will not realize income when an NQSO option is granted to him or her. Upon exercise of such option, however, the optionee must recognize ordinary income to the extent that the fair market value of the Common Stock on the date the option is exercised exceeds the option exercise price. Any such gain is taxed in the same manner as ordinary income in the year the option is exercised. Thereafter, any additional gain recognized upon the disposition of the shares of stock obtained by the exercise of an NQSO will be taxed as short or long-term capital gain, depending on the optionee's holding period. The Corporation will not experience any tax consequences upon the grant of an NQSO, but will be entitled to take an income tax deduction equal to the amount that the option holder includes in income (if any) when the NQSO is exercised.

2000 Stock Plan Benefits

      As of March 17, 2000, no options have been granted under the 2000 Stock Plan. The number of options that may be granted in the future to eligible participants is not currently determinable.

Vote Required and Recommendation of the Board

      The affirmative vote of holders of a majority of the shares of the Common Stock of the Corporation represented and voted at the Annual Meeting, assuming the presence of a quorum, is required to approve the 2000 Stock Plan.

      The Board of Directors, which unanimously approved the 2000 Stock Plan, recommends a vote "FOR" approval of the 2000 Stock Plan.

                 RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

                                   PROPOSAL 5

      Upon recommendation of the Audit Committee, the Board has appointed the firm of PricewaterhouseCoopers LLP as its independent auditors for the calendar year ending December 31, 2000. Although stockholder ratification is not required, the Board has determined that it would be desirable to request an expression from the stockholders as to whether or not they concur in the foregoing appointment.

      PricewaterhouseCoopers LLP has served as auditors of the consolidated financial statements of the Corporation and its subsidiaries from year to year since 1972. The Corporation has been advised by PricewaterhouseCoopers LLP that they do not have any direct financial interest or any material indirect financial interest in the Corporation or any of its subsidiaries, and that during the above time, PricewaterhouseCoopers LLP has not had any connection with the Corporation or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

      Representatives of PricewaterhouseCoopers LLP and of the Audit Committee of the Board will be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Those representatives will also be available to respond to appropriate questions.

      The Audit Committee of the Board approved all non-audit services rendered by PricewaterhouseCoopers LLP during 1999 and concluded that such services did not affect the independence of the auditors. The audit services provided by PricewaterhouseCoopers LLP included the audit of the consolidated financial statements of the Corporation for 1999, the audit of certain subsidiary financial statements for 1999, reviews of various filings with the Securities and Exchange Commission, including those made in connection with the Merger and Recapitalization, and the performance of such other appropriate auditing services as were required by management or the Board. The non-audit services include, among other things, tax services and special services regarding accounting issues.

      PricewaterhouseCoopers LLP has advised that all professional services were provided at customary rates and terms.

      The Board recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Corporation for the calendar year ending December 31, 2000. If the stockholders should not ratify the appointment of PricewaterhouseCoopers LLP by a majority vote, the Board will reconsider the appointment.

                 STOCKHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

      Stockholders may present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at the Annual Meeting of Stockholders. In order to be considered, proposals must be submitted on a timely basis. Proposals for the 2001 Annual Meeting of Stockholders must be received by the Corporation no later than November 1, 2000. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Corporation.

                               GENERAL INFORMATION

      The expenses of soliciting proxies will be paid by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone or facsimile, by directors, officers and regular employees of the Corporation and its subsidiaries, who, except for normal overtime pay in certain instances, will not receive additional compensation therefor. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy soliciting materials to beneficial owners of the Corporation's common stock, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                           By Order of the Board of Directors,


                                           /s/ Richard H. Irving, III

                                           Richard H. Irving, III
                                           Senior Vice President-General Counsel
                                           and Secretary of the Corporation

Montgomery, Alabama
March 17, 2000

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

                                                                       EXHIBIT A

                           BLOUNT INTERNATIONAL, INC.

                   EXECUTIVE MANAGEMENT ANNUAL INCENTIVE PLAN

                         Effective as of January 1, 2000

1.    ESTABLISHMENT AND EFFECTIVE DATE OF PLAN

            Blount International, Inc. (the "Corporation") hereby adopts the Blount International, Inc. Executive Management Annual Incentive Plan (the "Plan") for its executive officers and certain other executives of the Corporation, its Operating Units and affiliates who are in management positions designated as eligible for participation by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation or its designee. The Plan shall be effective as of January 1, 2000 and shall remain in effect, subject to the rights of amendment and termination in Section 13, until the Incentive Awards are paid for the Corporation's fiscal year ending in 2005. Payments under the Plan shall only be made to the Chief Executive Officer after the Plan is approved by the stockholders of the Corporation.

2.    PURPOSE OF THE PLAN

            The purpose of the Plan is to further the growth and financial success of the Corporation by offering performance incentives to designated executives who have significant responsibility for such success.

3.    DEFINITIONS

      (a) "Base Annual Salary" means the actual base salary paid to a Participant during the applicable Plan Year, increased by the amount of any pre-tax deferrals or other pre-tax payments made by the Participant to the Corporation's deferred compensation or welfare plans (whether qualified or non-qualified).

      (b) "Board of Directors" means the Board of Directors of the Corporation.

      (c) "Change in Control" shall have the meaning ascribed to such term in the Blount International, Inc. 1999 Stock Incentive Plan, effective as of August 19, 1999, and as it may be amended.

      (d) "Chief Executive Officer" means the chief executive officer of the Corporation, unless otherwise specified.

      (e)   "Code" means the Internal Revenue Code of 1986, as amended.

      (f) "Committee" means the Compensation Committee of the Board of Directors or any other committee designated by the Board of Directors which is responsible for administering the Plan.

      (g) "Corporation" means Blount International, Inc., a Delaware corporation, and its successors.

      (h) "Incentive Award" or "Award" means the bonus awarded to a Participant under the terms of the Plan.

      (i) "Maximum Award" means the maximum percentage of Base Annual Salary which may be paid based upon the Relative Performance during the Plan Year.

      (j) "Operating Unit" means a separate business operating unit of the Corporation with respect to which separate performance goals may be established hereunder.

      (k) "Participant" means an employee of the Corporation, an Operating Unit or an affiliate who is designated by the Committee or its designee to participate in the Plan.

      (l) "Plan Rules" means the guidelines established annually by the Committee pursuant to Section 4, subject, where applicable, to ratification by the Board of Directors.

      (m) "Plan Year" means the twelve month period which is the same as the Corporation's fiscal year. The initial Plan Year shall be January 1, 2000 through December 31, 2000.

      (n) "Relative Performance" means the extent to which the Corporation, and/or designated Operating Unit, as applicable, achieves the performance measurement criteria set forth in the Plan Rules.

      (o) "Target Award" means the percentage (which may vary among Participants and from Plan Year to Plan Year) of Base Annual Salary which will be paid to a Participant as an Incentive Award if the performance measurement criteria applicable to the


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            Participant for the Plan Year is achieved, as reflected in the Plan
            Rules for such Plan Year.

      (p) "Threshold Award" means the percentage of Base Annual Salary which corresponds to the minimum acceptable Relative Performance during the Plan Year.

4.    ADMINISTRATION OF THE PLAN

            The Plan will be administered by the Committee, subject to its right to delegate responsibility for administration of the Plan as it applies to Participants other than the Chief Executive Officer pursuant to Section 7. The Committee will have authority to establish Plan Rules with respect to the following matters for the Plan Year, subject to the right of the Board of Directors to ratify such Plan Rules as provided in this Section 4:

      (a)   the employees who are Participants in the Plan;

      (b) the Target Award, Maximum Award (if any) and Threshold Award that can be granted to each Participant and the method for determining such award, which the Committee may amend from time to time;

      (c) the performance targets and the measurement criteria to be used in determining the Corporation's or an Operating Unit's Relative Performance, which will include one or more of the following, as determined by the Committee or its designee each year: earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), return on capital employed, operating income, SGA as a percentage of sales, inventory turnover ratio, cost reductions, leverage ratios, gross margin, product introduction, sales, net income, earnings per share, return on equity, return on assets (or net assets), after-tax or pre-tax profit, market value of the Corporation's stock, total shareholder return, return on investment, economic profit, capitalized economic profit, cash flow and cash flow return; and

      (d) the time or times, the form of payment, and the conditions subject to which any Incentive Award may become payable.

            The Plan Rules will be adopted by the Committee prior to, or as soon as practical after, the commencement of each Plan Year. Subject to the provisions of the Plan and the Committee's right to delegate its responsibilities, the Committee will also have the discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan. The determinations of the Committee on the matters referred to in paragraphs (a) through (d) of this Section 4 with respect to the Chief Executive Officer (and such other Participants as the Committee may determine) shall be submitted at least annually to the Board of Directors for its consideration and ratification. For Participants other than the Chief Executive Officer, the Committee may in its discretion establish performance measures and criteria not listed in this Section 4 without obtaining stockholder approval.

5.    PARTICIPATION

            Eligibility for participation in the Plan is limited to executive officers of the Corporation and certain other executives of the Corporation and its Operating Units or affiliates who hold key management and staff positions. From among those eligible and based upon the recommendations of the Chief Executive Officer and other designees, the Committee will designate by name or position the Participants each Plan Year. Any employee who is a Participant in one Plan Year may be excluded from participation in any other Plan Year. If, during the Plan Year, a Participant other than the Chief Executive Officer changes employment positions to a new position which corresponds to a different award level, the Committee may, in its discretion, adjust the Participant's award level for such Plan Year. The Committee may, in its discretion, designate employees who are hired after the beginning of the Plan Year as Participants for such Plan Year and as eligible to receive full or partial Incentive Awards for such year.

6.    INCENTIVE AWARDS

      6.1 Determination of the Amount of Incentive Awards

            At the end of each Plan Year, the Committee or its designee shall certify the extent to which the performance targets and measurement criteria established pursuant to Section 4 have been achieved for such Plan Year based upon financial information provided by the Corporation. A Participant's Incentive Award shall be computed by the Committee based upon the achievement of the established performance targets, measurement criteria and the requirements of the Plan. In addition to any adjustments provided by the Incentive Award, the Committee may in determining whether performance targets have been met adjust the Corporation's financial results to exclude the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, recapitalizations, reorganizations, restructurings, reductions in force, currency fluctuations or changes in accounting, which are distortive of results for the year (either on a segment or consolidated basis); provided, that for purposes of determining the Incentive Awards of the Chief Executive Officer, the Committee shall exclude unusual items whose exclusion has the effect of increasing Relative Performance if such items constitute "extraordinary items" under generally accepted accounting principles or are unusual events or items. In addition, the Committee will adjust its calculations to exclude the unanticipated effect on financial results of changes in the Code or other tax laws, or the regulations relating thereto.


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            The Committee may, in its discretion, decrease the amount of a
      Participant's Incentive Award if the Corporation fails to comply with its debt covenants.

            In the event that the Corporation's or an Operating Unit's performance is below the anticipated performance thresholds for the Plan Year and the Incentive Awards are below expectations or not earned at all, the Committee may in its discretion grant Incentive Awards (or increase the otherwise earned Incentive Awards) to deserving Participants, except for Incentive Awards to the Chief Executive Officer.

            The Plan Rules and Incentive Awards under the Plan shall be administered in a manner to qualify payments under the Plan to the Chief Executive Officer (and such other Participants as the Committee may determine) for the performance-based exception under Code Section 162(m) and the regulations thereunder, except where the Board of Directors determines such compliance is not necessary. The maximum Incentive Award that may be paid to an individual Participant for a Plan Year shall be $
      2.5 million.

      6.2 Eligibility for Payment of Incentive Award

            No Participant will have any vested right to receive any Incentive Award until such date as the Board of Directors has ratified the Committee's determination with respect to the payment of individual Incentive Awards, except where the Committee determines such ratification is not necessary. No Incentive Award will be paid to any Participant who is not an active employee of the Corporation, an Operating Unit or an affiliate at the end of the Plan Year to which the Incentive Award relates; provided, however, at the discretion of the Committee or its designee (subject to ratification by the Board of Directors, where required, and the limitations of Code Section 162(m)), partial Incentive Awards may be paid to Participants (or their beneficiaries) who are terminated without cause (as determined by the Committee or its designee) or who retire, die or become permanently and totally disabled during the Plan Year. No Participant entitled to receive an Incentive Award shall have any interest in any specific asset of the Corporation, and such Participant's rights shall be equivalent to that of a general unsecured creditor of the Corporation.

      6.3 Payment of Awards

            Payment of the Incentive Awards will be made as soon as practicable after their determination pursuant to Sections 6.1 and 6.2, subject to the Committee's right to allow a Participant to defer payment pursuant to an applicable deferred compensation plan of the Corporation. Payment will generally be made in a lump sum in cash, in options to purchase Common Stock of the Corporation, or in a combination of cash and stock options, as determined by the Committee either at the time Awards are established or when they are paid (which may be different for different groups of Participants). In addition, the Committee may provide some or all of the Participants the right to elect, within the time frames provided by the Committee, to receive a portion or all of an Incentive Award in options to purchase Common Stock, rather than cash

7.    DELEGATION OF AUTHORITY BY THE COMMITTEE

            Notwithstanding the responsibilities of the Committee set forth herein, the Committee may delegate to the Chief Executive Officer or others all or any portion of its responsibility for administration of the Plan as it relates to Participants other than the Chief Executive Officer. Such delegation may include, without limitation, the authority to designate employees who can participate in the Plan, to establish Plan Rules, to interpret the Plan, to determine the extent to which performance criteria have been achieved, and to adjust any Incentive Awards that are payable. In the case of each such delegation, the administrative actions of the delegate shall be subject to the approval of the person within the Corporation to whom the delegate reports (or, in the case of a delegation to the Chief Executive Officer, to the approval of the Committee).

8.    CHANGE IN CONTROL

            Upon the occurrence of a Change in Control, unless the Participant otherwise elects in writing, the Participant's Incentive Award for the Plan Year shall be determined as if the Target Award level of performance has been achieved (without any reductions under Section 6.1) and shall be deemed to have been fully earned for the Plan Year, provided that` the Participant shall only be entitled to a pro rata portion of the Incentive Award based upon the number of days within the Plan Year that had elapsed as of the effective date of the Change in Control. The Incentive Award amount shall be paid only in cash within thirty (30) days of the effective date of the Change in Control. The Incentive Award payable upon a Change in Control to a Participant for the Plan Year during which a Change in Control occurs shall be the greater of the amount provided for under this
      Section 8 or the amount of the Incentive Award payable to such Participant for the Plan Year under the terms of any employment agreement or severance agreement with the Corporation, its Operating Units or affiliates. Notwithstanding the above, the Committee may provide in the Plan Rules for alternative consequences upon a Change in Control, which may apply to some or all Participants and which may vary among Participants.


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9.    BENEFICIARY

            To the extent provided by the Committee or its designee each Participant will designate a person or persons to receive, in the event of death, any Incentive Award to which the Participant would then be entitled under Section 6.2. Such designation will be made in the manner determined by the Committee and may be revoked by the Participant in writing. If the Committee does not provide for a designation of beneficiary or if a Participant fails effectively to designate a beneficiary, then the estate of the Participant will be deemed to be the beneficiary.

10.   WITHHOLDING OF TAXES

            The Corporation shall deduct from each Incentive Award the amount of any taxes required to be withheld by any governmental authority.

11.   EMPLOYMENT

            Nothing in the Plan or in any Incentive Award shall confer (or be deemed to confer) upon any Participant the right to continue in the employ of the Corporation, an Operating Unit or an affiliate, or interfere with or restrict in any way the rights of the Corporation, an Operating Unit or an affiliate to discharge any Participant at any time for any reason whatsoever, with or without cause.

12.   SUCCESSORS

            All obligations of the Corporation under the Plan with respect to Incentive Awards granted hereunder shall be binding upon any successor to the Corporation, whether such successor is the result of an acquisition of stock or assets of the Corporation, a merger, a consolidation or otherwise.

13.   TERMINATION AND AMENDMENT OF THE PLAN; GOVERNING LAW

            The Committee, subject to the ratification rights of the Board of Directors, has the right to suspend or terminate the Plan at any time, or to amend the Plan in any respect, provided that no such action will, without the consent of a Participant, adversely affect the Participant's rights under an Incentive Award approved under Section 6.2. The Plan shall be interpreted and construed under the laws of the State of Delaware.

            AS APPROVED BY THE BOARD OF DIRECTORS OF THE CORPORATION ON THE 3RD DAY OF FEBRUARY, 2000.


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                                                                       EXHIBIT B

                           BLOUNT INTERNATIONAL, INC.

                            1999 STOCK INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

      1.1 Establishment of the Plan. Blount International, Inc., a Delaware Corporation (hereinafter referred to as the "Company"), hereby establishes a stock option plan known as the "Blount International, Inc. 1999 Stock Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options and Nonqualified Stock Options (each as defined herein).

      The Plan shall become effective on the date it is approved by the Board of Directors (the "Effective Date"), subject to approval of the Plan by the Company's shareholders within the 12-month period immediately thereafter, and shall remain in effect as provided in Section 1.3.

      1.2 Purpose of the Plan. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in stock ownership in the Company by employees, directors, and other persons who perform services for the Company, who are responsible for its future growth and continued success. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants, as defined herein, upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

      1.3 Duration of the Plan. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 9, until the day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE 2. DEFINITIONS

      Whenever used in the Plan, the following terms shall have the meanings set forth below:

      (a) "Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Options granted to Participants under this Plan.

      (b) "Bank Credit Agreement" means the Credit Agreement dated as of August 19, 1999, among the Company, Blount, Inc., as borrower, the several lenders from time to time party thereto, Lehman Brothers Inc., as advisor, lead arranger and book manager, Lehman Commercial Paper Inc., as syndication agent and Bank of America, N.A., as administrative agent.

      (c) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

      (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

      (e) "Cause" means "Cause" as defined in the Participant's Employment Agreement or, if such agreement does not define such term or the Participant does not have an Employment Agreement, "Cause" means the involuntary termination of a Participant by the Company for any of the following reasons: (i) as a result of an act or acts by the Participant which have been found in an applicable court of law to constitute a felony (other than traffic-related offenses); (ii) as a result of an act or acts by Participant which are, in the good faith judgment of the Board, in violation of law or of policies of the Company and which result in demonstrably material injury to the Company; (iii) as a result of an act or acts of proven dishonesty by the Participant resulting or intended to result directly or indirectly in significant gain or personal enrichment to the Participant at the expense of the Company or public stockholders of the Company; or (iv) upon the willful and continued failure by the Participant substantially to perform his duties with the Company (other than any such failure resulting from incapacity due to mental or physical illness not constituting a Disability), after a demand in writing for substantial performance is delivered by the Board, which demand specifically identifies the manner in which the Board believes that the Participant has not substantially performed his duties. With respect to clauses (ii), (iii) or (iv) above, the Participant shall not be deemed to have been involuntarily terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board (after reasonable notice to the Participant and an opportunity for him, together with his counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Participant was guilty of conduct set forth above in clauses (ii), (iii) or (iv) and specifying the particulars thereof in detail. For purposes of this Agreement, no act or failure to act by the Participant shall be deemed to be "willful" unless done or omitted to be done by the Participant not in good faith and


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

            without reasonable belief that the Participant's action or omission was in the best interests of the Company.

      (f) "Change in Control" means (i) the acquisition, directly or indirectly, by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any member of the Lehman Group, of securities of the Company representing an aggregate of more than 50% of the combined voting power of the Company's then outstanding securities (excluding the acquisitions by persons who acquire such amount through inheritance); (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved in advance by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; (iii) consummation of (A) a merger, consolidation or other business combination of the Company with any other "person" (as such term is used in Sections 13(d) and 14(d) of Exchange Act) or affiliate thereof, other than a merger, consolidation or business combination which would result in the outstanding common stock of the Company immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into common stock of the surviving entity or a parent or affiliate thereof) more than 50% of the outstanding common stock of the Company or such surviving entity or partners or affiliate thereof, outstanding immediately after such merger, consolidation or business combination, or (B) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of Company's assets; (iv) an Initial Public Offering; or (v) a sale of more than 50% of the assets of the Company; provided that none of the events described in clauses (ii) through (v) shall be deemed a Change in Control if, immediately following such event, the Lehman Group owns 50% or more of the combined voting power of the Company's then outstanding securities.

      (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.

      (h) "Committee" means the committee appointed to administer the Plan with respect to grants of Options, as specified in Article 3, and to perform the functions set forth therein.

      (i) "Common Stock" means the common stock of the Company, par value $.01 per share.

      (j) "Company" means Blount International, Inc., a Delaware corporation, or any successor thereto as provided in Article 12.

      (k) "Director" means any individual who is a member of the Board of Directors of the Company.

      (l) "Disability" means the inability as a result of physical or mental incapacity of a Participant to substantially perform his duties for the Company on a full-time basis for a period of six consecutive months.

      (m) "EBITDA" shall have the meaning ascribed to the term "Consolidated EBITDA" in the Bank Credit Agreement as in effect on the Effective Date.

      (n) "EBITDA Target" means the target levels of EBITDA set forth on Schedule A and Schedule B attached hereto.

      (o)   "Effective Date" shall have the meaning ascribed to such term in
            Section 1.1.

      (p) "Effective Time" means the "Effective Time" as defined in the Recapitalization Agreement.

      (q) "Employee" means any employee of the Company or the Company's Subsidiaries. Directors who are not otherwise employed by the Company or the Company's Subsidiaries are not considered Employees under this Plan.

      (r) "Employee Stockholder Agreement" means the agreement, dated as of August 19, 1999, among the Company, Lehman Brothers Merchant Banking Partners and the Employees named therein, as it may be amended from time to time.

      (s) "Employment Agreement" means with respect to a Participant who is an Employee, the written agreement between the Company or a Subsidiary and the Employee providing for the terms of such Employee's employment with the Company or a Subsidiary, as it may be amended from time to time.

      (t) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      (u)   "Fair Market Value" shall be determined by the Committee as follows:

            (i) If the relevant date is concurrent with or within 30 days of an Initial Public Offering, on the basis of the offering price to the public per share of common stock of such Initial Public Offering;


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

            (ii) If the relevant date is concurrent with or within 30 days of a Change in Control, the value of the Company's total equity, as determined based upon the price per share paid in connection with such Change in Control, divided by the total number of shares of Common Stock then outstanding;

            (iii) If (i) and (ii) above do not apply and a regular trading market for the Company's common stock exists following an Initial Public Offering, on the basis of the average closing sale price for the Shares for 10 consecutive trading days ending on the trading day immediately prior to the relevant date; and

            (iv) If (i), (ii), and (iii) above do not apply, on the basis of the good faith determination of the Committee.

      (v) "Good Reason" means "Good Reason" as defined in the Participant's Employment Agreement or if such agreement does not define such term or the Participant does not have an Employment Agreement, such term shall not be applicable to the Participant for purposes of the Plan or any Option granted hereunder.

      (w) "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

      (x) "Initial Public Offering" means the sale after the Effective Time pursuant to one or more effective registration statements under the Securities Act (other than in connection with employee benefit or similar plans or acquisitions of companies or businesses by, or business combinations involving the Company or any of its Subsidiaries) of Shares which results in an active trading market of 25% or more of the outstanding Shares. There shall be deemed to be an "active trading market" if the Common Stock is listed or quoted on a national exchange or The Nasdaq Stock Market on the applicable determination date.

      (y) "Insider" shall mean an Employee who is, on the relevant date, an officer or a director, or a ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provision, as "officer" and "director" are defined under Section 16 of the Exchange Act.

      (z) "Lehman Brothers Merchant Banking Partners" means Lehman Brothers Merchant Banking Partners II, L.P., a Delaware limited partnership.

      (aa)  "Lehman Group" means Lehman Brothers Merchant Banking Partners and
            (i) any Affiliate (as defined in the Employee Stockholder Agreement) of Lehman Brothers Merchant Banking Partners, (ii) any Associates (as defined in the Employee Stockholder Agreement) of Lehman Brothers Merchant Banking Partners, (iii) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any member of the Lehman Group, and (iv) a trust, the beneficiaries of which, or a corporation or partnership, the stockholders or general or limited partners of which, include only Lehman Brothers Merchant Banking Partners, Affiliates and Associates of Lehman Brothers Merchant Banking Partners, their spouses, their lineal descendants and any other members of their families, if, in the cases of clauses (ii) through (iv) above, such Person agrees in writing to be bound by the terms of the Employee Stockholder Agreement as a member of the Lehman Group.

      (bb) "Named Executive Officer" means a Participant who, at the relevant time, is one of the group of "covered employees," as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute. (cc) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Section 422 of the Code.

      (cc) "Nonqualified Stock Option" or "NQSO" means an option to purchase shares granted under Article 6, and which is not intended to meet the requirements of Section 422 of the Code.

      (dd) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

      (ee) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

      (ff) "Participant" means an Employee, a Director, or other person who performs services for the Company or a Subsidiary who has been granted an Option under the Plan which is outstanding.

      (gg) "Performance Option" means an Option granted pursuant to the Plan under which the exercisability depends upon the Company's attainment of certain EBITDA Targets or other performance goals established by the Committee.

      (hh) "Permitted Transferees" means (i) a Participant's heirs, executors, administrators, testamentary trustees, legatees, beneficiaries or charitable remainderman, (ii) a trust the beneficiaries of which include only a Participant, the spouse, the lineal descendants or any other member of the family of such Participant approved by the Board, or (iii) any


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            person if Lehman Brothers Merchant Banking Partners has given its prior written consent to the applicable transfer.

      (ii) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

      (jj) "Recapitalization Agreement" means the Agreement and Plan of Merger and Recapitalization, dated April 18, 1999, between the Company and Red Dog Acquisition, Corp..

      (kk) "Retirement" means "Retirement" as defined in the Participant's Employment Agreement or if such agreement does not define such term or the Participant does not have an Employment Agreement, "Retirement" means normal retirement under the terms of any tax-qualified retirement plan of the Company or if no such plan is in existence or does not define "Retirement", "Retirement" means termination of employment (other than an involuntary termination for Cause) at any time on or after attainment of age 65, in each case, which retirement occurs no earlier than three years after the Effective Time. Except as provided in the applicable Employment Agreement, any purported retirement prior to the third anniversary of the Effective Time shall be treated the same as a voluntary termination.

      (ll) "Sale of Division" means the sale by the Company of substantially all of the stock or assets of one or more of the Company's three business segments: the outdoor products segment, the industrial and power equipment segment, or the sporting equipment segment.

      (mm) "Securities Act" means the Securities Act of 1933, as amended, and regulations promulgated thereunder.

      (nn) "Shares" means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 4.3).

      (oo) "Significant Corporate Event" means any significant transaction or series of related transactions that do not constitute a Change in Control (including, without limitation, an asset sale or a sale of subsidiary stock) that results in the Company receiving gross proceeds which are, within a reasonable time following such event, proposed to be distributed to the holders of Shares.

      (pp) "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has a fifty percent (50%) or greater voting interest.

      (qq) "Time Option" means an Option granted pursuant to the Plan under which the exercisability depends upon the Participant's continuing in employment with the Company or a Subsidiary.

ARTICLE 3. ADMINISTRATION

      3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other committee or subcommittee appointed by the Board that is granted authority to administer the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of the Board of Directors. In the absence of appointment of a Committee, the Board of Directors shall administer the Plan.

      3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full power to select the Employees, Directors, and other persons who perform services for the Company or a Subsidiary, who shall participate in the Plan (who may change from year to year); determine the size and types of Options; determine the terms and conditions of Options in a manner consistent with the Plan (including conditions on the exercisability of all or a part of an Option, restrictions on transferability and the duration of the Options); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 9) amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, including accelerating the time any Option may be exercised and establishing different terms and conditions relating to the effect of the termination of employment or other services to the Company. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan. All expenses of administering this Plan shall be borne by the Company.

      3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Employees, Directors, Participants and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

      4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Options under the Plan shall be 2,875,000 Shares. The Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company, whether on the market or otherwise.

      The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

            (a) The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option.

            (b) While an Option is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

      4.2 Lapsed Options. If any Option granted under this Plan is canceled, terminates, expires or lapses for any reason, or if Shares are withheld in payment of withholding taxes, any Shares subject to such Option or that are withheld shall again be available for the grant of an Option under the Plan. However, in the event that prior to the Option's cancellation, termination, expiration or lapse, the holder of the Option at any time received one or more "benefits of ownership" pursuant to such Option (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not again be made available for regrant under the Plan.

      4.3 Adjustments In Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Option shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Options of whole Shares.

      4.4 Employee Stockholder Agreement. All Shares issued pursuant to the Plan shall be subject to the restrictions on transfer, tag-along and drag-along rights, call and put rights, registration rights and other rights and obligations of the Employee Stockholder Agreement.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

      Any Employee of the Company or any Subsidiary, including any such Employee who is also a director of the Company or any Subsidiary, any non-employee Director, and any other person who performs services for the Company or a Subsidiary, whose judgment, initiative and efforts contribute or may be expected to contribute to the successful performance of the Company or any Subsidiary shall be eligible to receive an Option under the Plan. In determining the individuals to whom such an Option shall be granted and the number of Shares which may be granted pursuant to that Option, the Committee shall take into account the duties of the respective individual, his or her present and potential contributions to the success of the Company or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

ARTICLE 6. STOCK OPTIONS

      6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to eligible individuals at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds $100,000. The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Options among Participants; provided that only an Employee may be granted ISOs. The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is one million (1,000,000) Shares.

      6.2 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Option is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO.

      6.3 Option Price. The Option Price for each grant of an ISO shall not be less than one hundred percent (100%) of the

Fair Market Value of a Share on the date the Option is granted. In no event, however, shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted. The Option Price for each grant of a NQSO shall be established by the Committee and, in its discretion, may be less than the Fair Market Value of a Share on the date the Option is granted.

      6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall not be exercisable later than the fifth (5th) anniversary date of its grant.

      6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of the Participant with the Company or any Subsidiary, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic vesting based on years of employment, performance of the Company or such other criteria, as may be determined by the Committee at the time of the grant. Unless the Committee expressly provides otherwise in the Agreement, the vesting and exercisability of Performance Options shall be based upon the Company's attainment of the EBITDA Targets set forth on Schedule A and Schedule B attached hereto. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control, Sale of Division, Significant Corporate Event, or upon any other event or occurrence the Committee deems appropriate. Except as otherwise provided in the Agreement, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

      6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for six months if required by the Committee and for the period required by law, if any, prior to their tender to satisfy the Option Price), or
(d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

      As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

      6.7 Limited Transferability. If permitted by the Committee in the Agreement, a Participant may transfer an Option granted hereunder, including but not limited to transfers to Permitted Transferees, if (i) such transfer is permitted by the Employee Stockholder Agreement, (ii) the Participant does not receive any consideration in any form whatsoever for such transfer, (iii) such transfer is permitted under applicable tax laws, and (iv) the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant other than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant's lifetime only by the Participant.

      6.8 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.

ARTICLE 7. DEFERRALS

      The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 8. RIGHTS OF EMPLOYEES

      8.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment by, or performance of services for, the Company at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or a Subsidiary. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

      8.2 Participation. No Employee shall have the right to be selected to receive an Option under this Plan, or, having been so selected, to be selected to receive a future Option.

ARTICLE 9. AMENDMENT, MODIFICATION AND TERMINATION

      9.1 Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in
Article 5; (b) increase the total number of Shares (except as provided in Section 4.3) which may be granted under the Plan; (c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the shareholders even if such shareholder approval is not expressly required by the Plan or by law.

      9.2 Options Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Participant holding such Option. The Committee shall, with the written consent of the Participant holding such Option, have the authority to cancel outstanding Options and grant replacement Options therefor.

      9.3 Compliance With Section 162(m) of the Code. At all times when the Committee determines that compliance with Section 162(m) of the Code is required or desired, all Options granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Option or Options under the Plan, the Committee may, subject to this Article 9, make any adjustments it deem appropriate.

ARTICLE 10. WITHHOLDING

      10.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Option under this Plan.

      10.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Options granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.

ARTICLE 11. INDEMNIFICATION

      Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 12. LEGAL CONSTRUCTION

      12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      12.2 Successors. All obligations of the Company under the Plan, with respect to Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

      12.3 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      12.4 Requirements of Law. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      12.5 Regulatory Approvals and Listing. The Company shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange or Nasdaq on which the Company's Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Company will register the Shares to be issued pursuant to the Plan on a Form S-8 under the Securities Act.

      12.6 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      12.7 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

      AS APPROVED BY THE BOARD OF DIRECTORS OF BLOUNT INTERNATIONAL, INC. ON AUGUST 19, 1999.

                                                                       EXHIBIT C

                           BLOUNT INTERNATIONAL, INC.

                            2000 STOCK INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

      1.1 Establishment of the Plan. Blount International, Inc., a Delaware Corporation (hereinafter referred to as the "Corporation"), hereby establishes a stock option plan known as the "Blount International, Inc. 2000 Stock Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options and Nonqualified Stock Options (each as defined herein).

      The Plan shall become effective on the date it is approved by the Board of Directors (the "Effective Date"), subject to approval of the Plan by the Corporation's stockholders within the 12-month period immediately thereafter, and shall remain in effect as provided in Section 1.3.

      1.2 Purpose of the Plan. The principal purpose of the Plan is to provide for the grant of stock options to participants in the Corporation's Executive Management Annual Incentive Plan (the "Annual Incentive Plan") as part of their incentive compensation under the Annual Incentive Plan. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract and retain the services of Participants, as defined herein, upon whose judgment, interest and special effort the successful conduct of its operations largely depends.

      1.3 Duration of the Plan. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 9, until the day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE 2. DEFINITIONS

      Whenever used in the Plan, the following terms shall have the meanings set forth below:

      (a) "Agreement" means an agreement entered into by each Participant and the Corporation, setting forth the terms and provisions applicable to Options granted to Participants under this Plan.

      (b) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

      (c) "Board" or "Board of Directors" means the Board of Directors of the Corporation.

      (d) "Change in Control" means (i) the acquisition, directly or indirectly, by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any member of the Lehman Group, of securities of the Corporation representing an aggregate of more than 50% of the combined voting power of the Corporation's then outstanding securities (excluding the acquisitions by persons who acquire such amount through inheritance); (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved in advance by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; (iii) consummation of (A) a merger, consolidation or other business combination of the Corporation with any other "person" (as such term is used in Sections 13(d) and 14(d) of Exchange Act) or affiliate thereof, other than a merger, consolidation or business combination which would result in the outstanding common stock of the Corporation immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into common stock of the surviving entity or a parent or affiliate thereof) more than 50% of the outstanding common stock of the Corporation or such surviving entity or partners or affiliate thereof, outstanding immediately after such merger, consolidation or business combination, or (B) a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of Corporation's assets; (iv) an Initial Public Offering; or (v) a sale of more than 50% of the assets of the Corporation; provided that none of the events described in clauses (ii) through (v) shall be deemed a Change in Control if, immediately following such event, the Lehman Group owns 50% or more of the combined voting power of the Corporation's then outstanding securities.

      (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.

      (f) "Committee" means the committee appointed to administer the Plan with respect to grants of Options, as specified in Article 3, and to perform the functions set forth therein.

      (g) "Common Stock" means the common stock of the Corporation, par value $.01 per share.

      (h) "Corporation" means Blount International, Inc., a Delaware corporation, or any successor thereto as provided in Article 12.

      (i) "Director" means any individual who is a member of the Board of Directors of the Corporation.

      (j) "Disability" means the inability as a result of physical or mental incapacity of a Participant to substantially perform his duties for the Corporation on a full-time basis for a period of six consecutive months.

      (k) "Employee" means any employee of the Corporation or the Corporation's Subsidiaries. Directors who are not otherwise employed by the Corporation or the Corporation's Subsidiaries are not considered Employees under this Plan.

      (l) "Employee Stockholder Agreement" means the agreement, dated as of August 19, 1999, among the Corporation, Lehman Brothers Merchant Banking Partners and the Employees named therein, as it may be amended from time to time.

      (m) "Employment Agreement" means with respect to a Participant who is an Employee, the written agreement between the Corporation or a Subsidiary and the Employee providing for the terms of such Employee's employment with the Corporation or a Subsidiary, as it may be amended from time to time.

      (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      (o)   "Fair Market Value" shall be determined by the Committee as follows:

            (i) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported,

            (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported,

            (iii) if the Shares are admitted to Quotation on NASDAQ and have not been designated a NMS Security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; or

            (iv) if (i), (ii) and (iii) do not apply, on the basis of the good faith determination of the Committee.

      (p) "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

      (q) "Initial Public Offering" means the sale after August 19, 1999 pursuant to one or more effective registration statements under the Securities Act (other than in connection with employee benefit or similar plans or acquisitions of companies or businesses by, or business combinations involving the Corporation or any of its Subsidiaries) of Shares which results in an active trading market of 25% or more of the outstanding Shares. There shall be deemed to be an "active trading market" if the Common Stock is listed or quoted on a national exchange or The Nasdaq Stock Market on the applicable determination date.

      (r) "Insider" shall mean an Employee who is, on the relevant date, an officer or a director, or a ten percent (10%) beneficial owner of any class of the Corporation's equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provision, as "officer" and "director" are defined under Section 16 of the Exchange Act.

      (s) "Lehman Brothers Merchant Banking Partners" means Lehman Brothers Merchant Banking Partners II, L.P., a Delaware limited partnership.

      (t)   "Lehman Group" means Lehman Brothers Merchant Banking Partners and
            (i) any Affiliate (as defined in the Employee Stockholder Agreement) of Lehman Brothers Merchant Banking Partners, (ii) any Associates (as defined in the Employee Stockholder Agreement) of Lehman Brothers Merchant Banking Partners, (iii) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any member of the Lehman Group, and (iv) a trust, the beneficiaries of which, or a corporation or partnership, the stockholders or general or limited partners of which, include only Lehman Brothers Merchant Banking Partners, Affiliates and Associates of Lehman Brothers Merchant Banking Partners, their spouses, their lineal descendants and any other members of their families, if, in the cases of clauses (ii) through (iv) above, such Person agrees in writing to be bound by the terms of the Employee Stockholder Agreement as a member of the Lehman Group.

      (u) "Named Executive Officer" means a Participant who, at the relevant time, is one of the group of "covered employees," as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.

      (v) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Section 422 of the Code.

      (w)   "Option" means an Incentive Stock Option or a Nonqualified Stock
            Option.

      (x) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

      (y) "Participant" means an Employee, a Director, or other person who performs services for the Corporation or a Subsidiary who has been granted an Option under the Plan which is outstanding.

      (z) "Permitted Transferees" means (i) a Participant's heirs, executors, administrators, testamentary trustees, legatees, beneficiaries or charitable remainderman, (ii) a trust the beneficiaries of which include only a Participant, the spouse, the lineal descendants or any other member of the family of such Participant approved by the Board, or (iii) any person if Lehman Brothers Merchant Banking Partners has given its prior written consent to the applicable transfer.

      (aa) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

      (bb) "Retirement" means "Retirement" as defined in the Participant's Employment Agreement or if such agreement does not define such term or the Participant does not have an Employment Agreement, "Retirement" means normal retirement under the terms of any tax-qualified retirement plan of the Corporation or if no such plan is in existence or does not define "Retirement", "Retirement" means termination of employment (other than an involuntary termination for Cause) at any time on or after attainment of age 65.

      (cc) "Sale of Division" means the sale by the Corporation of substantially all of the stock or assets of one or more of the Corporation's three business segments: the outdoor products segment, the industrial and power equipment segment, or the sporting equipment segment.

      (dd) "Securities Act" means the Securities Act of 1933, as amended, and regulations promulgated thereunder.

      (ee) "Shares" means the shares of Common Stock of the Corporation (including any new, additional or different stock or securities resulting from the changes described in Section 4.3).

      (ff) "Significant Corporate Event" means any significant transaction or series of related transactions that do not constitute a Change in Control (including, without limitation, an asset sale or a sale of subsidiary stock) that results in the Corporation receiving gross proceeds which are, within a reasonable time following such event, proposed to be distributed to the holders of Shares.

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      (gg)  "Subsidiary" means any corporation, partnership, limited liability company, joint venture or other entity in which the Corporation has, directly or indirectly, a fifty percent (50%) or greater voting interest.

ARTICLE 3. ADMINISTRATION

      3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other committee or individual appointed by the Board that is granted authority to administer the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of the Board of Directors. In the absence of appointment of a Committee, the Board of Directors shall administer the Plan.

      3.2 Authority of the Committee. In accordance with the provisions of the Annual Incentive Plan and the Plan, the Committee shall have full power to grant, and to make available, options to Employees, and other persons who perform services for the Corporation or a Subsidiary; to determine who shall participate in the Plan (which determination may change from year to year); to determine the size and types of Options; to determine the terms and conditions of Options in a manner consistent with the Plan (including conditions on the exercisability of all or a part of an Option, restrictions on transferability and the duration of the Options); to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 9) to amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, including accelerating the time any Option may be exercised and establishing different terms and conditions relating to the effect of the termination of employment or other services to the Corporation. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan. All expenses of administering this Plan shall be borne by the Corporation.

      3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Corporation, the stockholders, Employees, Directors, Participants and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

      4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Options under the Plan shall be 3,000,000 Shares. The Shares may, in the discretion of the Corporation, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Corporation, whether on the market or otherwise.

      The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

            (a) The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option.

            (b) While an Option is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

      4.2 Lapsed Options. If any Option granted under this Plan is canceled, terminates, expires or lapses for any reason, or if Shares are withheld in payment of withholding taxes, any Shares subject to such Option or that are withheld shall again be available for the grant of an Option under the Plan. However, in the event that prior to the Option's cancellation, termination, expiration or lapse, the holder of the Option at any time received one or more "benefits of ownership" pursuant to such Option (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not again be made available for regrant under the Plan.

      4.3 Adjustments In Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Corporation, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Option shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Options of whole Shares.

      4.4 Employee Stockholder Agreement. The Shares issued pursuant to the Plan shall not be subject to the restrictions on transfer, tag-along and drag-along rights, call and put rights, registration rights and other rights and obligations of the Employee Stockholder Agreement.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

      In general, participants in the Annual Incentive Plan designated by the Committee or other person administering such plan shall be eligible to participate in the Plan upon such terms and conditions as the Committee may determine. In determining the individuals to whom such an Option shall be granted and the number of Shares which may be granted pursuant to that Option, the Committee shall take into account the duties of the respective individual, his or her present and potential contributions to the success of the Corporation or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

ARTICLE 6. STOCK OPTIONS

      6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to eligible individuals (as described in Article 5) at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Corporation and any Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds $100,000. The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Options among Participants; provided that only an Employee may be granted ISOs. The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 500,000 Shares.

      6.2 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Option is intended to be an ISO or a NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO.

      6.3 Option Price. The Option Price for each grant of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In no event, however, shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted. The Option Price for each grant of a NQSO shall be established by the Committee and, in its discretion, may be less than the Fair Market Value of a Share on the date the Option is granted.

      6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, shall not be exercisable later than the fifth (5th) anniversary date of its grant.

      6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of the Participant with the Corporation or any Subsidiary, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic vesting based on years of employment, performance of the Corporation or such other criteria, as may be determined by the Committee at the time of the grant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control, Sale of Division, Significant Corporate Event, or upon any other event or occurrence the Committee deems appropriate. Except as otherwise provided in the Agreement, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

      6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Corporation, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Corporation in full, either: (a) in cash, (b) cash equivalent approved by the

Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for six months if required by the Committee and for the period required by law, if any, prior to their tender to satisfy the Option Price), or
(d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

      As soon as practicable after receipt of a written notification of exercise and full payment, the Corporation shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

      6.7 Limited Transferability. If permitted by the Committee in the Agreement, a Participant may transfer an Option granted hereunder, including but not limited to transfers to Permitted Transferees, if (i) the Participant does not receive any consideration in any form whatsoever for such transfer, (ii) such transfer is permitted under applicable tax laws, and (iii) in the event that the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Corporation by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant other than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant's lifetime only by the Participant.

      6.8 Stockholder Rights. No Participant shall have any rights as a stockholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.

ARTICLE 7. DEFERRALS

      The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 8. RIGHTS OF EMPLOYEES

      8.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation or a Subsidiary to terminate any Participant's employment by, or performance of services for, the Corporation at any time, nor confer upon any Participant any right to continue in the employ or service of the Corporation or a Subsidiary. For purposes of the Plan, transfer of employment of a Participant between the Corporation and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

      8.2 Participation. No Employee shall have the right to be selected to receive an Option under this Plan, or, having been so selected, to be selected to receive a future Option.

ARTICLE 9. AMENDMENT, MODIFICATION AND TERMINATION

      9.1 Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Corporation represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in
Article 5; (b) increase the total number of Shares (except as provided in Section 4.3) which may be granted under the Plan; (c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the stockholders even if such stockholder approval is not expressly required by the Plan or by law.

      9.2 Options Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Participant holding such Option. The Committee shall, with the written consent of the Participant holding such Option, have the authority to cancel outstanding Options and grant replacement Options therefor.

      9.3 Compliance With Section 162(m) of the Code. At all times when the Committee determines that compliance with Section 162(m) of the Code is required or desired, all Options granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Option or Options under the Plan, the Committee may, subject to this Article 9, make any adjustments it deem appropriate.

ARTICLE 10. WITHHOLDING

      10.1 Tax Withholding. The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Option under this Plan.

      10.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Options granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Corporation withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.

ARTICLE 11. INDEMNIFICATION

      Each person who is or shall have been a member of the Committee or its designee, or a member of the Board or its designee, shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Corporation's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

ARTICLE 12. LEGAL CONSTRUCTION

      12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      12.2 Successors. All obligations of the Corporation under the Plan, with respect to Options granted hereunder, shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Corporation.

      12.3 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      12.4 Requirements of Law. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      12.5 Regulatory Approvals and Listing. The Corporation shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Corporation shall, in its discretion, determine to be necessary or advisable,
(ii) the admission of such shares to listing on any national securities exchange or Nasdaq on which the Corporation's Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body which the Corporation shall, in its sole discretion, determine to be necessary or advisable. The Corporation will register the Shares to be issued pursuant to the Plan on a Form S-8 under the Securities Act.

      12.6 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      12.7 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

      AS APPROVED BY THE BOARD OF DIRECTORS OF BLOUNT INTERNATIONAL, INC. ON THE 3RD DAY OF FEBRUARY, 2000.


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